As filed with the Securities and Exchange Commission on November 21, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois			60606-4319
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319		Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/16

Date of reporting period:	09/30/16

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2016

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2016 Annual Report

TABLE OF CONTENTS

Fund Expenses	2
Commentary on Oakmark and Oakmark Select Funds	3
Oakmark Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	27
Oakmark Global Select Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	43
Financial Statements
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Notes to Financial Statements	57
Financial Highlights	68
Report of Independent Registered Public Accounting Firm	75
Report of Votes of Shareholders	76
Federal Tax Information	78
Disclosures and Endnotes	78
Trustees and Officers	80

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

oakmark.com

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OAKMARK FUNDS

Oakmark Funds  September 30, 2016

President's Letter

Kristi L. Rowsell
President of Oakmark Funds
President of Harris Associates

We are pleased to announce that the Oakmark Funds have initiated the registration process to add two new share classes to our lineup: an Advisor share class and an Institutional share class. The Advisor and Institutional share classes will have higher investment minimums than our current share classes and are expected to have lower expense ratios. As part of the launch of these new share classes, our Class I will be renamed Investor class and our Class II will be renamed Service class. The features of our Investor and Service classes will be unchanged from today. The launch of the new share classes and the Class I and Class II name changes are expected to occur on November 30, 2016.

What are the new share classes?

We are adding two new share classes that will allow shareholders more flexibility in how they incur and pay fees for financial advice and shareholder services. A newly created Advisor share class, as its name suggests, will be primarily available through financial advisors and on the major intermediary platforms. We expect the Advisor share class to have a lower expense structure than our current share classes. Shareholders registered directly with the Oakmark Funds with balances of $100,000 or more in a single Fund will be eligible to purchase the Advisor shares of that Fund.

The newly created Institutional share class is targeted to retirement plans and large institutions seeking a minimal amount of shareholder services. We expect the Institutional share class to have an even lower expense structure than the Advisor share class. Shareholders registered directly with the Oakmark Funds with balances of $1,000,000 or more in a single Fund will be eligible to purchase the Institutional shares of that Fund.

Additional details may be found on the Securities and Exchange Commission's Edgar database1.

How do I buy the new share classes?

Subject to satisfying the eligibility requirement of a class, shareholders will be able to exchange their shares within the same Fund from one class to another without recognizing taxable gains or losses on the exchange. We plan to notify certain qualifying shareholders registered directly with the Funds about their eligibility status and, shortly thereafter, convert their Class I (Investor) shares to the class for which they are newly eligible.

We believe that adding share classes with a range of shareholder service fees helps provide shareholders with better options to meet their investment needs. Please contact us directly at 1-800-OAKMARK or at Oakmark.com with any questions you may have on how our new share classes may be beneficial to you.

Early year-end distribution

In order to facilitate the launch of our new share classes, the Oakmark Funds will pay their annual distributions in the last week of November. We will post distribution estimates to our Oakmark.com site in mid-November to assist in your year-end tax planning.

We hope that you will find our new share classes beneficial in meeting your financial needs. We appreciate your confidence and partnership, and remain committed to improving your Oakmark experience.

Kristi Rowsell
President of Oakmark Funds
President of Harris Associates

We may not sell shares of the Adviser class or Institutional class until the registration statement filed with the Securities and Exchange Commission is effective. This is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Oakmark.com 1

Fund Expenses (Unaudited)

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (4/1/16)	Ending Account Value (9/30/16)	Expenses Paid During Period*	Ending Account Value (9/30/16)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,099.70	$4.72	$1,020.50	$4.55	0.90%
Class II	$1,000.00	$1,098.20	$6.29	$1,019.00	$6.06	1.20%
Oakmark Select Fund
Class I	$1,000.00	$1,106.90	$5.27	$1,020.00	$5.05	1.00%
Class II	$1,000.00	$1,105.20	$6.95	$1,018.40	$6.66	1.32%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,049.00	$4.10	$1,021.00	$4.04	0.80%
Class II	$1,000.00	$1,047.90	$5.43	$1,019.70	$5.35	1.06%
Oakmark Global Fund
Class I	$1,000.00	$1,048.50	$6.04	$1,019.10	$5.96	1.18%
Class II	$1,000.00	$1,046.90	$7.73	$1,017.45	$7.62	1.51%
Oakmark Global Select Fund
Class I	$1,000.00	$1,063.90	$5.93	$1,019.25	$5.81	1.15%
Oakmark International Fund
Class I	$1,000.00	$1,044.90	$5.16	$1,019.95	$5.10	1.01%
Class II	$1,000.00	$1,043.20	$6.79	$1,018.35	$6.71	1.33%
Oakmark International Small Cap Fund
Class I	$1,000.00	$1,059.20	$7.10	$1,018.10	$6.96	1.38%
Class II	$1,000.00	$1,057.30	$8.59	$1,016.65	$8.42	1.67%

*  Expenses for each share class is equal to the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 366 (to reflect the one-half year period).

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"The years say what the days cannot tell."

-Ancient Chinese proverb

The calendar has flipped to October, and again this year, the city of Chicago is focused on its Cubs. After just concluding a 103-win, best-in-the-MLB season, the Cubs enter the playoffs as the World Series favorite. The prospect of a Cubs' World Series win is especially exciting because it hasn't happened since 1908. Into this highly charged atmosphere, along came Joe Sheehan, a writer for Sports Illustrated, who unwelcomingly inserted some math into the discussion. To win a World Series, a team must win a five-game series followed by two seven-game series. If all the teams were equal, each would have a one-in-eight chance of winning. Joe did some homework and found that teams that won over 100 games in the regular season were crowned World Series champions only 23% of the time. That means 77% of the time they weren't. So despite starting the playoffs as the overwhelming favorite, the likelihood is that the Cubs will not win the World Series this year. As Joe says, "The differences that separate great teams from good ones in baseball show over 162 games; over five or seven, those differences vanish." Nobody likes the dream killer!

Those of you who are regular readers of Oakmark reports know that we aren't here to write about sports, but as sports fans, we often see analogies that provide useful ways to think about investing. It is with that in mind that I was considering how short the average investor's time frame has become—effectively investing for just the World Series rather than the longer regular season. The financial media, broadcasting 24/7, bombards investors with information and encourages almost constant action. In that environment it is rare to take time to look at the forest instead of each tree. But right now we have the perfect reason to step back and take such an opportunity.

This year marks the 25th anniversary for Oakmark. Our flagship fund started on August 5, 1991. In some ways, 1991 seems a world away: Sixty Minutes was the most watched TV show, newspapers were viewed as one of the safest and most predictable businesses, AOL was just beginning to connect early adopters to the Internet using landlines, and the Minnesota Twins (MLB's worst team in 2016) won the World Series. In other ways—such as Clinton running for President—it seems like just yesterday. In Chicago in 1991, a group of young investment professionals, eager to invest their own capital side-by-side with their clients, convinced the decision makers at Harris Associates to launch a mutual fund using our long-term value approach, and thus Oakmark was born.

As anniversaries are a time for reflection, let's look at some of the things we can learn from a 25-year "season" rather than focusing on just the past quarter or year. Warren Buffett once referred to compound interest as the 8th Wonder of the World, and 25 years is enough time to see that "wonder" working.

Anyone who invested in the S&P 5002 just over 25 years ago, when we started Oakmark, would now have over nine times their original investment. That's what makes market timing almost impossible and why we don't even attempt it at Oakmark. The long-term record for investing in equities is so good that it is very difficult to add value by trying to identify the brief periods when stock market returns are unattractive.

In case you are tempted to think the past 25 years was a positive "perfect storm" for equity prices (the real Perfect Storm with 100 foot waves off the East Coast did occur in 1991), let's remember, chronologically, some of the key events that market-timers cited as reasons to not invest in stocks:

Operation Desert Storm, global recession, Hillarycare, Fed increasing rates, Oklahoma City bombing, U.S. government shutdown, Mad Cow disease, Asian Flu, Clinton impeachment, Y2K, tech bubble, 9/11, Afghan War, recession, Iraq War, SARS, Hurricane Katrina, subprime mortgage crisis, Lehman Brothers, Obamacare, real estate collapse, Global Financial Crisis, Greek bailout, S&P downgrading U.S. debt, oil price collapse, Ebola, Ukraine, Syrian migrant crisis, and Brexit—just to name a few.

Yes, that all happened, and the market still went up more than ninefold. So, next time someone tells you that stocks can't possibly go up because the Fed has to raise interest rates or because Congress is doing something stupid or because we have the worst presidential candidates ever, remember the very high hurdle that exists for altering your long-term asset allocation based on current events.

The second reflection that is equally impressive is the value that was added by consistent application of our disciplined investment approach. The quote at the top of the page, which has led off these commentaries for many years, describes how we invest. We search for fundamental value, making the most of opportunities created by short-term investors, and we very patiently wait for other investors to see the value that we thought was hidden. It is an approach that has led to many disappointing quarters and more disappointing years than we would have liked. But during those times, our faith in the process was unwavering. An investor who purchased Oakmark at its inception 25 years ago would today have over 19 times their original investment or more than twice the capital they would have accumulated by investing in the S&P index.

That's an uncomfortable fact for those who argue that active management can't add value. But just like our investment approach requires the discipline to stay true during periods when the market tells us it "isn't working," it is equally important for the shareholders in our funds to exhibit that same level of patience and discipline. Despite Oakmark's track record, those investors who bought the Fund after periods of strong performance and sold after periods of poor performance did not

Oakmark.com 3

Oakmark and Oakmark Select Funds  September 30, 2016

Portfolio Manager Commentary (continued)

generally have a profitable experience. As I highlighted in last quarter's commentary, a full one-third of the five-year holding periods for Oakmark showed returns below the S&P despite a 25-year return that doubled it. Fund investors need to have a reason for investing that goes beyond short-term performance, which is one of the reasons we've put so much effort into shareholder communication that focuses on our investment philosophy.

The third and final reflection I'd like to highlight is the value of concentrating assets into what we consider to be our best investments. As we recognize the 25th anniversary for the Oakmark Fund, we have also reached the 20-year milestone for Oakmark Select. The two Funds invest with the same philosophy and are supported by the same team of investment analysts. The main difference is that Oakmark is much more diversified than Oakmark Select. While the Oakmark Fund typically diversifies its assets across 50 or more stocks, Oakmark Select generally holds only 20. It is almost certain that a 20-stock portfolio will be much more volatile than a 50-stock portfolio, but our expectation is that over time that risk will be rewarded with a higher return. Since the inception of Oakmark Select on November 1, 1996, an Oakmark Fund investment has grown over five times while Oakmark Select has achieved a tenfold increase. Just as Oakmark endured periods when the comparison to the S&P was unfavorable, the results of concentrating in our highest conviction investments has also been a bumpy ride, but one with an equally good outcome.

As we look to the next 25 years, we clearly can't promise that the S&P will again increase ninefold. With interest rates as low as they are now, I'd say it's in fact quite unlikely the S&P replicates that performance. But I'd also say that over that much time, the S&P is likely to continue its historical pattern of meaningfully outperforming both bonds and cash. We also can't promise that Oakmark will double the return of the S&P. Just as there is no guarantee that the MLB-leading Cubs will break the curse this year, there is no guarantee that a sound investment decision will produce great returns. There is always uncertainty as to the output of any investment process. Though I can't promise great returns, I can promise that the important inputs that have worked throughout Oakmark's history will remain unchanged:

-We will continue to apply a high level of effort and talent to this challenge.

-We will continue to invest with a goal of maximizing long-term, after-tax returns.

-We will continue our attempts to make investment writing both entertaining and educational.

-We will continue to invest side-by-side with you in each of our Funds.

Thank you to our shareholders who, by entrusting us with the investment of your hard-earned dollars, have allowed us to celebrate 25 years of Oakmark, 20 years of Oakmark Select and 10 years for our newest Fund, Oakmark Global Select. We are grateful and humbled by the confidence you have expressed in us and endeavor to continue doing the best we can to reward your decision.

4 OAKMARK FUNDS

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Oakmark.com 5

Oakmark Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Class I)	8.53%	14.36%	9.30%	16.64%	8.50%	12.51%	08/05/91
S&P 500 Index	3.85%	15.43%	11.16%	16.37%	7.24%	9.33%
Dow Jones Industrial Average[3]	2.78%	15.46%	9.23%	13.77%	7.39%	10.06%
Lipper Large Cap Value Funds Index[4]	4.28%	14.87%	8.45%	14.98%	5.53%	8.60%
Oakmark Fund (Class II)	8.44%	14.00%	8.95%	16.29%	8.16%	7.54%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Alphabet Inc., Class C	3.4
Bank of America Corp.	3.4
Apache Corp.	3.2
Citigroup, Inc.	3.1
General Electric Co.	2.8
American International Group, Inc.	2.8
JPMorgan Chase & Co.	2.7
MasterCard, Inc., Class A	2.7
Intel Corp.	2.6
Visa, Inc., Class A	2.5
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/1991
Number of Equity Holdings	48
Net Assets	$14.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$122.7 billion
Median Market Cap	$53.7 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	20%
Expense Ratio - Class I (as of 09/30/15)	0.85%
Expense Ratio - Class I (as of 09/30/16)	0.89%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	30.8
Information Technology	27.1
Industrials	12.0
Consumer Discretionary	10.4
Energy	7.6
Health Care	3.6
Consumer Staples	3.0
Total Equity Investments	94.5
Fixed Income Investments
Convertible Bond	1.1
Short-Term Investments and Other	4.4

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

This quarter marks the 25th anniversary of the Oakmark Fund, and we are proud of our long-term results and pleased to mark the occasion with an all-time high adjusted NAV at quarter end. As you can see from the Growth of a $10,000 Investment chart, a $10,000 investment in the Oakmark Fund in August 1991 has appreciated to $194,000 as of the end of this quarter, which is more than twice the appreciation level of the S&P 5002 over the same time period. This represents an average annual total return of 13% for the Oakmark Fund and 9% for the S&P 500.

We're investing the same way today as we did 25 years ago. The Oakmark Fund's first quarterly report in 1991 mentioned the following principles: invest in companies selling below long-term intrinsic value, take advantage of irrational and short-term investor thinking, and invest with companies that have owner-oriented management teams. We have a great team of investment analysts who use these principles to find attractive investment opportunities for the Oakmark portfolio. It is an honor to manage the Oakmark Fund, and we want to thank you for your support and confidence. We look forward to continuing this tradition for the next 25 years and beyond.

The Oakmark Fund increased 9% during the recent quarter, bringing the increase to 14% for the fiscal year ended September 30. The S&P 500 increased 4% for the quarter and increased 15% for the fiscal year. This was a very good quarter for the Oakmark Fund, with strong performance from our highest weighted sectors. For some time we have believed that businesses with a narrower range of outcomes, or stable businesses, have been bid-up as bond substitutes, while businesses with a more cyclical profile have fallen to more attractive valuation levels. In the third quarter, that positioning paid off for the Oakmark Fund. For the quarter, Information Technology and Financials were our highest contributing sectors, and Health Care and Consumer Staples, two of our lowest weighted areas, were our weakest performers.

For the full fiscal year, Information Technology and Industrials were our best performers, and Consumer Staples and Health Care were our weakest. Our highest contributing securities for the year were Apache and Texas Instruments, and our worst performers were American Express and Liberty Interactive QVC. For the recent quarter, Bank of America and Qualcomm were our best contributors, and our weakest were Liberty Interactive QVC and General Electric Company. We added one new name to the portfolio during the quarter (see below), and we eliminated our positions in LinkedIn and Monsanto after they received acquisition offers.

MGM Resorts International (MGM-$26)

We believe there are many ways to achieve strong returns from an investment in MGM Resorts International. MGM is a recovery story, driven by improving supply and demand in Las Vegas where MGM has significant exposure. The company's Profit

Growth Plan, which is a cost-cutting and revenue enhancement program, should lead to higher profitability and allow for significant operating leverage once sales recover. From a longer term perspective, we believe MGM will benefit from its increasing geographic diversity, strong property development pipeline and improving capital structure. We think that valuing MGM on a property-by-property basis using cash flow multiples from recent transactions produces a much higher value than the current stock price indicates.

Oakmark.com 7

Oakmark Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.5%
FINANCIALS - 30.8%
DIVERSIFIED FINANCIALS - 10.8%
Capital One Financial Corp. Consumer Finance	4,663	$334,929
State Street Corp. Asset Management & Custody Banks	4,700	327,261
Ally Financial, Inc. Consumer Finance	15,674	305,173
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,705	274,965
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,320	252,027
T Rowe Price Group, Inc. Asset Management & Custody Banks	1,597	106,186
		1,600,541
BANKS - 10.8%
Bank of America Corp. Diversified Banks	32,300	505,495
Citigroup, Inc. Diversified Banks	9,630	454,825
JPMorgan Chase & Co. Diversified Banks	6,115	407,198
Wells Fargo & Co. Diversified Banks	5,110	226,270
		1,593,788
INSURANCE - 9.2%
American International Group, Inc. Multi-line Insurance	7,080	420,127
Aflac, Inc. Life & Health Insurance	4,910	352,882
Aon PLC Insurance Brokers	2,790	313,847
Principal Financial Group, Inc. Life & Health Insurance	5,489	282,755
		1,369,611
		4,563,940
INFORMATION TECHNOLOGY - 27.1%
SOFTWARE & SERVICES - 14.9%
Alphabet, Inc., Class C (a) Internet Software & Services	651	506,215
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,870	393,850
Visa, Inc., Class A Data Processing & Outsourced Services	4,485	370,910
Oracle Corp. Systems Software	8,765	344,289
Automatic Data Processing, Inc. Data Processing & Outsourced Services	3,420	301,644
Microsoft Corp. Systems Software	5,190	298,944
		2,215,852
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
Intel Corp. Semiconductors	10,155	$383,351
Texas Instruments, Inc. Semiconductors	5,120	359,322
QUALCOMM, Inc. Semiconductors	4,745	325,032
Applied Materials, Inc. Semiconductor Equipment	1,760	53,064
		1,120,769
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
Apple, Inc. Technology Hardware, Storage & Peripherals	3,187	360,290
TE Connectivity, Ltd. Electronic Manufacturing Services	4,936	317,757
		678,047
		4,014,668
INDUSTRIALS - 12.0%
CAPITAL GOODS - 9.7%
General Electric Co. Industrial Conglomerates	14,250	422,085
Caterpillar, Inc. Construction Machinery & Heavy Trucks	4,000	355,080
Cummins, Inc. Construction Machinery & Heavy Trucks	2,720	348,568
Parker-Hannifin Corp. Industrial Machinery	2,439	306,200
		1,431,933
TRANSPORTATION - 2.3%
FedEx Corp. Air Freight & Logistics	1,980	345,867
		1,777,800
CONSUMER DISCRETIONARY - 10.4%
MEDIA - 2.9%
News Corp., Class A Publishing	16,691	233,336
Comcast Corp., Class A Cable & Satellite	2,944	195,318
		428,654
AUTOMOBILES & COMPONENTS - 2.9%
General Motors Co. Automobile Manufacturers	7,650	243,041
Harley-Davidson, Inc. Motorcycle Manufacturers	3,502	184,170
		427,211
CONSUMER DURABLES & APPAREL - 1.9%
Whirlpool Corp. Household Appliances	1,730	280,537

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.5% (continued)
CONSUMER DISCRETIONARY - 10.4% (continued)
RETAILING - 1.6%
Liberty Interactive Corp. QVC Group, Class A (a) Internet & Direct Marketing Retail	11,491	$229,933
CONSUMER SERVICES - 1.1%
MGM Resorts International (a) Casinos & Gaming	6,500	169,195
		1,535,530
ENERGY - 7.6%
Apache Corp. Oil & Gas Exploration & Production	7,440	475,185
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	5,100	323,136
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	4,429	162,718
Halliburton Co. Oil & Gas Equipment & Services	3,581	160,715
		1,121,754
HEALTH CARE - 3.6%
HEALTH CARE EQUIPMENT & SERVICES - 2.8%
UnitedHealth Group, Inc. Managed Health Care	2,195	307,300
Medtronic PLC Health Care Equipment	1,140	98,496
		405,796
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Sanofi (b) Pharmaceuticals	3,170	121,062
		526,858
CONSUMER STAPLES - 3.0%
FOOD, BEVERAGE & TOBACCO - 2.3%
Diageo PLC (b) Distillers & Vintners	2,000	232,080
Nestlé SA (b) Packaged Foods & Meats	1,365	107,863
		339,943
HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
Unilever PLC (b) Personal Products	2,363	112,006
		451,949
TOTAL COMMON STOCKS - 94.5% (COST $9,291,353)		13,992,499
	Par Value	Value
FIXED INCOME - 1.1%
CONVERTIBLE BOND - 1.1%
Fiat Chrysler Automobiles N.V., 7.875%, due 12/15/16 (c) (Cost $148,544)	$278,779	$161,151
TOTAL FIXED INCOME - 1.1% (COST $148,544)		161,151
SHORT TERM INVESTMENT - 4.2%
REPURCHASE AGREEMENT - 4.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $624,984, collateralized by a United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $637,478 (Cost: $624,976)	624,976	624,976
TOTAL SHORT TERM INVESTMENTS - 4.2% (COST $624,976)		624,976
TOTAL INVESTMENTS - 99.8% (COST $10,064,873)		14,778,626
Foreign Currencies (Cost $0) - 0.0% (d)		0	(e)
Other Assets In Excess of Liabilities - 0.2%		34,595
TOTAL NET ASSETS - 100.0%		$14,813,221

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 9

Oakmark Select Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Class I)	7.81%	11.76%	9.22%	16.28%	7.32%	12.43%	11/01/96
S&P 500 Index	3.85%	15.43%	11.16%	16.37%	7.24%	7.81%
Lipper Multi-Cap Value Funds Index[6]	4.14%	12.23%	7.60%	14.94%	5.15%	7.30%
Oakmark Select Fund (Class II)	7.73%	11.37%	8.88%	15.91%	7.01%	8.90%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Alphabet Inc., Class C	8.3
CBRE Group, Inc., Class A	6.5
General Electric Co.	6.4
American International Group, Inc.	6.3
TE Connectivity, Ltd.	6.1
Apache Corp.	5.8
Bank of America Corp.	5.4
MasterCard, Inc., Class A	5.2
Citigroup, Inc.	5.1
JPMorgan Chase & Co.	5.1
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	19
Net Assets	$5.0 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$124.4 billion
Median Market Cap	$36.8 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	38%
Expense Ratio - Class I (as of 09/30/15)	0.95%
Expense Ratio - Class I (as of 09/30/16)	0.98%
SECTOR ALLOCATION	% of Net Assets
Financials	30.9
Information Technology	27.1
Consumer Discretionary	14.6
Energy	9.9
Real Estate	6.5
Industrials	6.4
Short-Term Investments and Other	4.6

10 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund returned 8% for the quarter, ahead of the S&P 500's2 4% return. This brings the Fund's return for the fiscal year ended September 30, 2016 to 12%, compared to 15% for the S&P 500.

During the quarter, our largest contributors to performance included Alphabet (+12%), Bank of America (+18%), MasterCard (+16%), and AIG (+13%). From a sector standpoint, our stock selection in Energy, as well as our selection and allocation to Financials, had the most positive impact. We also benefitted by what we didn't own in the quarter. For some time now, we have had trouble finding value in the Consumer Staples, Utilities and Telecommunications sectors. In these sectors, we have found that share prices appear to be valued more closely to bonds, which we believe to be unattractive at current yields. Not owning these three sectors added over 1% to our performance relative to the S&P 500.

Our largest quarterly detractor was Liberty Interactive QVC (-21%). After a long period of rather stable but low single-digit growth, the company announced that sales fell by a mid-to-upper single digit amount in June, and these trends continued through July. The management team cited numerous company-specific reasons for the decline and is taking action accordingly. We continue to hold our position because we believe the company's underlying value has only been modestly affected, relative to the decline in its share price. Only three other investments showed declines during the quarter: General Electric, Oracle and FNF Group.

For the fiscal year, our largest contributors were LinkedIn (+66%), Apache (+67%), and Alphabet (+28%). Our largest detractors were Liberty Interactive QVC (-24%), Citigroup (-4%), and CBRE Group (-13%).

Recall that earlier in 2016, we swapped most of our Chesapeake stock at approximately $4 per share for the company's bonds at $48 per $100 par value, believing the bonds offered similar upside and less downside while capturing a tax loss. Last quarter we reported that the bonds had rallied to $85 per $100 par value, and the stock was trading at $4.28. Given the relative performance of the bonds to the stock and our comfort with the improved liquidity position of the company, we elected to swap back into the stock. Today our position in Chesapeake is exclusively in the form of equity.

We sold our remaining shares of LinkedIn and established a new position in casino operator MGM Resorts International (MGM). We believe the recovery potential in the Las Vegas market and MGM's profit improvement plan are both underappreciated at the current value. Meanwhile, management has been busily working to close the price-value gap on the shares by monetizing latent real estate value and improving the balance sheet. In the short time we've owned MGM, both the fundamentals and management actions have been consistent with our thesis.

Thank you for your continued investment in the Fund.

Oakmark.com 11

Oakmark Select Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
FINANCIALS - 30.9%
BANKS - 15.6%
Bank of America Corp. Diversified Banks	17,101	$267,625
Citigroup, Inc. Diversified Banks	5,412	255,609
JPMorgan Chase & Co. Diversified Banks	3,831	255,106
		778,340
INSURANCE - 11.0%
American International Group, Inc. Multi-line Insurance	5,295	314,217
FNF Group Property & Casualty Insurance	6,446	237,929
		552,146
DIVERSIFIED FINANCIALS - 4.3%
Capital One Financial Corp. Consumer Finance	2,985	214,405
		1,544,891
INFORMATION TECHNOLOGY - 27.1%
SOFTWARE & SERVICES - 17.8%
Alphabet, Inc., Class C (a) Internet Software & Services	532	413,246
MasterCard, Inc., Class A Data Processing & Outsourced Services	2,559	260,429
Oracle Corp. Systems Software	5,567	218,672
		892,347
TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
TE Connectivity, Ltd. Electronic Manufacturing Services	4,723	304,063
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Intel Corp. Semiconductors	4,237	159,947
		1,356,357
CONSUMER DISCRETIONARY - 14.6%
AUTOMOBILES & COMPONENTS - 7.8%
Harley-Davidson, Inc. Motorcycle Manufacturers	4,300	226,137
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	26,134	167,259
		393,396
RETAILING - 3.4%
Liberty Interactive Corp. QVC Group, Class A (a) Internet & Direct Marketing Retail	8,459	169,262
CONSUMER SERVICES - 3.4%
MGM Resorts International (a) Casinos & Gaming	6,500	169,195
		731,853
	Shares	Value
ENERGY - 9.9%
Apache Corp. Oil & Gas Exploration & Production	4,501	$287,479
Chesapeake Energy Corp. (a) Oil & Gas Exploration & Production	32,840	205,909
		493,388
REAL ESTATE - 6.5%
CBRE Group, Inc., Class A (a) Real Estate Services	11,648	325,897
INDUSTRIALS - 6.4%
CAPITAL GOODS - 6.4%
General Electric Co. Industrial Conglomerates	10,718	317,467
TOTAL COMMON STOCKS - 95.4% (COST $3,277,588)		4,769,853
	Par Value	Value
SHORT TERM INVESTMENTS - 4.6%
REPURCHASE AGREEMENT - 4.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $228,233, collateralized by a United States Treasury Bond, 3.750%, due 08/15/41, value plus accrued interest of $232,799 (Cost: $228,230)	$228,230	228,230
TOTAL SHORT TERM INVESTMENTS - 4.6% (COST $228,230)		228,230
TOTAL INVESTMENTS - 100.0% (COST $3,505,818)		4,998,083
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Liabilities In Excess of Other Assets - 0.0% (b)		(738)
TOTAL NET ASSETS - 100.0%		$4,997,345

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

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Oakmark.com 13

Oakmark Equity and Income Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Class I)	5.34%	7.34%	4.92%	9.75%	6.59%	10.07%	11/01/95
Lipper Balanced Funds Index	3.07%	9.64%	6.23%	9.54%	5.46%	6.76%
S&P 500 Index	3.85%	15.43%	11.16%	16.37%	7.24%	8.50%
Barclays U.S. Govt./Credit Index	0.40%	5.86%	4.22%	3.24%	4.86%	5.55%
Oakmark Equity and Income Fund (Class II)	5.30%	7.02%	4.59%	9.40%	6.24%	8.28%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
General Motors Co.	4.2
Bank of America Corp.	3.8
Oracle Corp.	3.2
TE Connectivity, Ltd.	3.1
Nestlé ADR	3.0
Dover Corp.	2.8
CVS Health Corp.	2.7
Foot Locker, Inc.	2.7
MasterCard, Inc., Class A	2.3
UnitedHealth Group, Inc.	2.1
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	44
Net Assets	$16.1 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$69.4 billion
Median Market Cap	$14.8 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	18%
Expense Ratio - Class I (as of 09/30/15)	0.75%
Expense Ratio - Class I (as of 09/30/16)	0.79%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	17.1
Consumer Discretionary	11.1
Consumer Staples	9.4
Industrials	9.0
Information Technology	8.6
Health Care	2.7
Energy	2.6
Real Estate	1.3
Materials	0.6
Total Equity Investments	62.4
Fixed Income Investments
Corporate Bonds	12.6
Government and Agency Securities	8.4
Asset Backed Securities	0.1
Convertible Bond	0.1
Total Fixed Income Investments	21.2
Short-Term Investments and Other	16.4

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Quarter and Fiscal Year Review

After the market's Brexit-related turbulence at the end of the June quarter, comparative calm marked the September quarter. At one point the stock market posted an unusually long streak of days without a 1% price change in the averages. The fact that this torpidity occurred during a time of worldwide political upheaval made it seem even odder.

The Equity and Income Fund found this investing environment to be favorable as it gained 5% in the quarter. This compares to 3% for the Lipper Balanced Funds Index7, the Fund's performance benchmark. For the nine months of the calendar year, the Fund returned 6%, compared to 6% for the Lipper. And for the twelve months ended September 30 (the Fund's fiscal year), Equity and Income earned 7%, which compares to 10% for the Lipper Balanced Funds Index. The annualized compound rate of return since inception in 1995 is 10% while the corresponding return for the Lipper Index is 7%.

Bank of America, General Motors, Foot Locker, TD Ameritrade and Principal Financial Group provided the largest contribution to portfolio return in the quarter. CVS Health led the largest detractors list, apparently suffering collateral damage from the congressional hearings on pharmaceutical industry price increases. Other detractors included Kate Spade, HSN, Oracle and Carters. The largest contributors for the calendar year to date were Glencore, Dover, Oracle, UnitedHealth Group and Union Pacific. Bank of America, BorgWarner, CVS Health, Wells Fargo and Goldman Sachs were the leading detractors for the nine months. Finally, for the Fund's fiscal year, the largest contributors were Dover, Glencore, Philip Morris International, Oracle and UnitedHealth Group. The stocks that detracted most were BorgWarner, HSN, Bank of America, Oceaneering International (sold) and CVS Health.

Is Value Investing Impaired?

As we all know, 2008 was the start of the Great Recession and a brutal year in the stock market. Less well known is the fact that 2008 also witnessed a significant change in stock market internal dynamics. Before 2008, measures of return for value stocks relative to growth stocks had favored value when measured over long time periods. Short-term, counter-trend moves were frequent, and some were extreme, such as the 1997-99 Internet boom. However, over the very long term, value dominated. Since 2008, though, growth stock indexes have persistently prevailed over value in terms of relative performance.

Many explanations have been given to explain this change in market dynamics, but as is usually the case, the simplest answer appears to be the best. In a period of slow or negative economic growth, those companies that can demonstrate meaningful growth in revenues and profits will generally outperform in the market regardless of valuation. Calendar year 2015 demonstrated this phenomenon to an extreme: the so-called FANG stocks (Facebook, Amazon, Netflix and Google, aka Alphabet) provided a majority of the S&P 500's investment return. To have such a small number of equities dominate investment return to this degree was an unprecedented outcome.

So as fundamental value investors, what is to be done in such an investing environment? Simply put, we continue as before, knowing that over time price and value will come together often enough to be the basis of an effective investing strategy. We recently read a quote from a portfolio manager in a Financial Times article that stated "You have to believe [when] getting out of bed that you have a chance of outperforming, otherwise you wouldn't bother." This is not the way that we think about it. We would instead say that we believe when we come to work each day, we have the possibility of finding and investing in the next great value opportunity for our clients, and it is that search that energizes us. Value investing is unlike farming, however, in that we do not know when our crops will be ripe for harvesting. This means that periods of relative underperformance are inevitable, but the economic logic underpinning fundamental value investing should ensure satisfactory absolute returns when measured over a suitable time horizon. An unusual economy has favored growth for quite some time, but we believe fundamental value investing itself is not impaired.

Transaction Activity

We initiated two new positions in the September quarter while exiting one. Our one sale was Goldman Sachs, which we sold partly for tax reasons and partly to rebalance the portfolio, which had become somewhat heavy with financial industry issues. We believe Goldman Sachs is a great company with many desirable attributes, but we determined that the portfolio's other financial company investments were more attractive at this time.

Alphabetically, our first new purchase was HCA Holdings, the largest operator of for-profit hospitals and related health care services in the U.S. The company benefits from scale and size advantages, an attractive geographic footprint in higher growth markets, best-in-class management and governance, and an equity-friendly approach to capital allocation. We expect HCA to grow operating income in the mid-single digits and EPS in the low double-digits over time. The company could also benefit from increased adoption of Medicaid expansion and/or increased enrollment on public exchanges. Uncertainty about health care reform and a rotation away from levered companies have caused HCA's share price to sell below our estimate of intrinsic value, offering what we believe is an attractive entry point.

Our second new purchase, MGM Resorts International, offers several paths to being a successful investment. First, MGM Resorts is in the early stage of recovery from an industry downturn. Activity on the Las Vegas strip is strengthening, and this

Oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2016

Portfolio Manager Commentary (continued)

should enable MGM to benefit from operating leverage in its significant Las Vegas assets. Augmenting this is the company's Profit Growth Plan, a cost-cutting and revenue-enhancement program that we believe will add substantial profitability. To our surprise, many investors have not yet fully incorporated this plan and its implications in their forecasts. Longer term, the investing story has a transformational element as well, due to the company's geographically diverse and multifaceted development pipeline, its improving capital structure, and the secular trends in Las Vegas. We believe that the stock is not getting enough credit for these and other value creators, so we view it as an attractive opportunity.

The combined effect of our transaction activity and market price movements resulted in a small increase in the portfolio's equity allocation. The Fund's fixed income allocation experienced a significant number of maturities and calls in the quarter causing that allocation to fall and the cash reserve position to rise. We continue to seek out fixed income issues that will provide income and diversification benefits without too much sensitivity to an increase in interest rates. To that end, we have kept the portfolio's fixed income duration relatively short.

As always, we thank you for entrusting us with your assets. Please feel welcome to send us your comments or questions.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 62.4%
FINANCIALS - 17.1%
BANKS - 7.8%
Bank of America Corp. Diversified Banks	39,501	$618,197
U.S. Bancorp Diversified Banks	4,936	211,722
Citigroup, Inc. Diversified Banks	3,514	165,976
Wells Fargo & Co. Diversified Banks	3,299	146,089
Comerica, Inc. Diversified Banks	2,460	116,407
		1,258,391
DIVERSIFIED FINANCIALS - 4.8%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	9,175	323,326
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,340	212,977
Ally Financial, Inc. Consumer Finance	6,540	127,336
State Street Corp. Asset Management & Custody Banks	1,551	108,010
		771,649
INSURANCE - 4.5%
Principal Financial Group, Inc. Life & Health Insurance	5,946	306,294
FNF Group Property & Casualty Insurance	6,360	234,740
Reinsurance Group of America, Inc. Reinsurance	1,683	181,706
		722,740
		2,752,780
CONSUMER DISCRETIONARY - 11.1%
AUTOMOBILES & COMPONENTS - 6.8%
General Motors Co. Automobile Manufacturers	21,241	674,836
BorgWarner, Inc. Auto Parts & Equipment	7,250	255,059
Lear Corp. Auto Parts & Equipment	1,316	159,578
		1,089,473
RETAILING - 3.1%
Foot Locker, Inc. (b) Apparel Retail	6,369	431,309
HSN, Inc. Internet Retail	1,794	71,383
		502,692
	Shares	Value
CONSUMER DURABLES & APPAREL - 1.0%
Kate Spade & Co. (a) Apparel, Accessories & Luxury Goods	5,722	$98,018
Carter's, Inc. Apparel, Accessories & Luxury Goods	664	57,601
		155,619
CONSUMER SERVICES - 0.2%
MGM Resorts International (a) Casinos & Gaming	1,424	37,073
		1,784,857
CONSUMER STAPLES - 9.4%
FOOD, BEVERAGE & TOBACCO - 6.7%
Nestlé SA (c) Packaged Foods & Meats	6,207	490,438
Philip Morris International, Inc. Tobacco	3,092	300,575
Diageo PLC (c) Distillers & Vintners	2,441	283,305
		1,074,318
FOOD & STAPLES RETAILING - 2.7%
CVS Health Corp. Drug Retail	4,911	437,061
		1,511,379
INDUSTRIALS - 9.0%
CAPITAL GOODS - 7.2%
Dover Corp. Industrial Machinery	6,030	444,075
Rockwell Automation, Inc. Electrical Components & Equipment	1,995	244,093
Flowserve Corp. (b) Industrial Machinery	4,203	202,742
Oshkosh Corp. Construction Machinery & Heavy Trucks	2,435	136,338
Manitowoc Foodservice, Inc. (a) Industrial Machinery	3,794	61,538
WESCO International, Inc. (a) Trading Companies & Distributors	682	41,912
The Manitowoc Co., Inc. Construction Machinery & Heavy Trucks	6,243	29,903
		1,160,601
TRANSPORTATION - 1.6%
Union Pacific Corp. Railroads	2,575	251,140
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,350	38,606
		1,450,347

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 62.4% (continued)
INFORMATION TECHNOLOGY - 8.6%
SOFTWARE & SERVICES - 5.6%
Oracle Corp. Systems Software	13,327	$523,496
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,703	376,812
		900,308
TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
TE Connectivity, Ltd. Electronic Manufacturing Services	7,641	491,927
		1,392,235
HEALTH CARE - 2.7%
HEALTH CARE EQUIPMENT & SERVICES - 2.7%
UnitedHealth Group, Inc. Managed Health Care	2,445	342,306
HCA Holdings, Inc. (a) Health Care Facilities	1,284	97,124
		439,430
ENERGY - 2.6%
Baker Hughes, Inc. Oil & Gas Equipment & Services	4,436	223,874
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	5,343	196,294
		420,168
REAL ESTATE - 1.3%
The Howard Hughes Corp. (a) Real Estate Development	429	49,105
Gaming and Leisure Properties, Inc. Specialized REIT's	1,833	61,300
Jones Lang LaSalle, Inc. Real Estate Services	938	106,678
		217,083
MATERIALS - 0.6%
Glencore PLC Diversified Metals & Mining	35,440	97,453
TOTAL COMMON STOCKS - 62.4% (COST $6,424,633)		10,065,732
	Par Value	Value
FIXED INCOME - 21.2%
CORPORATE BONDS - 12.6%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	$47,940	50,397
Ecolab, Inc., 3.00%, due 12/08/16	48,290	48,460
General Motors Co., 4.875%, due 10/02/23	41,400	44,854
	Par Value	Value
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	$39,292	$41,050
Capital One NA/Mclean VA, 1.85%, due 09/13/19	39,255	39,254
Zimmer Biomet Holdings, Inc., 1.45%, due 04/01/17	37,671	37,690
The William Carter Co., 5.25%, due 08/15/21	35,137	36,740
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	32,592
1011778 BC ULC / New Red Finance, Inc., 144A, 6.00%, due 04/01/22 (d)	29,500	30,901
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (d) (j)	37,809	30,531
Credit Suisse Group AG, 144A, 7.50% (d) (e) (f)	30,000	30,517
General Motors Co., 3.50%, due 10/02/18	29,525	30,436
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (d)	28,930	30,015
Bank of America Corp., 5.625%, due 10/14/16	29,855	29,889
Expedia, Inc., 144A, 5.00%, due 02/15/26 (d)	28,360	29,849
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,606
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (d)	26,745	27,906
CBRE Services, Inc., 5.00%, due 03/15/23	25,239	26,585
E*TRADE Financial Corp., 5.375%, due 11/15/22	24,308	25,911
Glencore Canada Corp., 5.50%, due 06/15/17	25,290	25,859
Credit Suisse Group Funding Guernsey, Ltd., 3.125%, due 12/10/20	25,000	25,327
Boston Scientific Corp., 5.125%, due 01/12/17	24,913	25,173
Credit Suisse New York, 1.75%, due 01/29/18	24,700	24,704
Citigroup, Inc., 1.70%, due 04/27/18	24,560	24,587
AbbVie, Inc., 1.75%, due 11/06/17	24,405	24,485
Penn National Gaming, Inc., 5.875%, due 11/01/21	23,704	24,474
Weyerhaeuser Co. REIT, 6.95%, due 08/01/17	22,722	23,677
Anthem, Inc., 5.875%, due 06/15/17	22,388	23,090
Anthem, Inc., 2.375%, due 02/15/17	22,690	22,769
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (d)	20,525	22,552
Pentair Finance SA, 2.90%, due 09/15/18	21,630	21,933
Electronic Arts, Inc., 4.80%, due 03/01/26	19,655	21,645
International Game Technology PLC, 144A, 6.50%, due 02/15/25 (d)	19,600	21,119

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 21.2% (continued)
CORPORATE BONDS - 12.6% (continued)
Centene Corp., 4.75%, due 05/15/22	$20,084	$20,737
American International Group, Inc., 3.30%, due 03/01/21	19,650	20,617
CBRE Services, Inc., 4.875%, due 03/01/26	19,665	20,500
Lam Research Corp., 2.75%, due 03/15/20	19,660	20,120
CVS Health Corp., 4.00%, due 12/05/23	18,198	20,044
JPMorgan Chase Bank NA, 1.256%, due 06/14/17 (e)	19,750	19,752
JPMorgan Chase & Co., 1.70%, due 03/01/18	19,665	19,725
AT&T, Inc., 5.00%, due 03/01/21	16,710	18,709
S&P Global, Inc., 4.00%, due 06/15/25	17,150	18,579
Scientific Games International, Inc., 10.00%, due 12/01/22	19,665	18,141
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,481
Aon Corp., 5.00%, due 09/30/20	14,745	16,330
CBRE Services, Inc., 5.25%, due 03/15/25	14,975	16,050
Ventas Realty LP / Ventas Capital Corp. REIT, 2.00%, due 02/15/18	15,876	15,971
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 5.45%, due 06/15/23 (d)	14,725	15,777
International Game Technology PLC, 144A, 6.25%, due 02/15/22 (d)	14,800	15,688
Electronic Arts, Inc., 3.70%, due 03/01/21	14,740	15,662
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (d) (j)	19,665	15,535
Citigroup, Inc., 3.40%, due 05/01/26	15,000	15,498
Zayo Group LLC / Zayo Capital, Inc., 6.00%, due 04/01/23	14,745	15,482
The Priceline Group, Inc., 3.60%, due 06/01/26	14,730	15,444
Mead Johnson Nutrition Co., 4.125%, due 11/15/25	13,955	15,130
Omega Healthcare Investors, Inc., 4.375%, due 08/01/23	14,625	15,050
Schlumberger Holdings Corp., 144A, 2.35%, due 12/21/18 (d)	14,740	15,015
Credit Suisse Group Funding Guernsey, Ltd., 144A, 3.80%, due 06/09/23 (d)	14,750	14,946
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	14,288
WESCO Distribution, Inc., 144A, 5.375%, due 06/15/24 (d)	13,675	13,709
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,930
Universal Health Services, Inc., 144A, 4.75%, due 08/01/22 (d)	12,350	12,751
	Par Value	Value
BorgWarner, Inc., 4.625%, due 09/15/20	$10,810	$11,711
Moody's Corp., 4.50%, due 09/01/22	9,820	10,934
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,775
Citigroup, Inc., 6.125%, due 11/21/17	10,180	10,703
Schlumberger Holdings Corp., 144A, 4.00%, due 12/21/25 (d)	9,830	10,695
The Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (d)	10,000	10,512
Tyco Electronics Group SA, 3.70%, due 02/15/26	9,830	10,508
Omega Healthcare Investors, Inc. REIT, 5.25%, due 01/15/26	9,835	10,486
MSCI, Inc., 144A, 5.25%, due 11/15/24 (d)	9,905	10,486
International Game Technology PLC, 144A, 5.625%, due 02/15/20 (d)	9,800	10,400
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (d)	9,970	10,294
Universal Health Services, Inc., 144A, 5.00%, due 06/01/26 (d)	9,820	10,225
CNO Financial Group, Inc., 4.50%, due 05/30/20	9,830	10,063
Kraft Heinz Foods Co., 2.00%, due 07/02/18	9,830	9,921
S&P Global, Inc., 144A, 2.95%, due 01/22/27 (d)	9,810	9,862
Chevron Corp., 1.365%, due 03/02/18	9,835	9,852
National Oilwell Varco, Inc., 1.35%, due 12/01/17	9,844	9,803
Ally Financial, Inc., 5.50%, due 02/15/17	9,365	9,482
Sirius XM Radio, Inc., 144A, 5.25%, due 08/15/22 (d)	8,895	9,406
USG Corp., 6.30%, due 11/15/16	8,871	8,911
Health Net, Inc., 6.375%, due 06/01/17	8,680	8,897
E*TRADE Financial Corp., 4.625%, due 09/15/23	7,865	8,174
CVS Health Corp., 5.00%, due 12/01/24	6,880	7,969
CVS Health Corp., 4.75%, due 12/01/22	6,880	7,803
Actavis Funding SCS, 1.30%, due 06/15/17	7,727	7,721
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (d)	6,885	7,281
L-3 Communications Corp., 1.50%, due 05/28/17	7,274	7,279
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,242
Mead Johnson Nutrition Co., 3.00%, due 11/15/20	6,885	7,171
Level 3 Financing, Inc., 5.125%, due 05/01/23	6,895	7,102

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 21.2% (continued)
CORPORATE BONDS - 12.6% (continued)
Stanley Black & Decker, Inc., 2.451%, due 11/17/18	$6,875	$7,024
Wolverine World Wide, Inc., 144A, 5.00%, due 09/01/26 (d)	6,870	6,939
Kraft Heinz Foods Co., 144A, 4.875%, due 02/15/25 (d)	6,260	6,903
Fidelity National Financial, Inc., 6.60%, due 05/15/17	6,446	6,628
Credit Suisse Group AG, 144A, 6.25% (d) (e) (f)	7,000	6,624
IMS Health, Inc., 144A, 5.00%, due 10/15/26 (d)	6,000	6,240
Yum! Brands, Inc., 3.875%, due 11/01/23	6,329	6,234
Oceaneering International, Inc., 4.65%, due 11/15/24	5,895	5,934
CNO Financial Group, Inc., 5.25%, due 05/30/25	5,895	5,851
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,682
Manitowoc Foodservice, Inc., 9.50%, due 02/15/24	4,915	5,628
Glencore Finance Canada, Ltd., 144A, 3.60%, due 01/15/17 (d)	5,590	5,597
Ally Financial, Inc., 2.75%, due 01/30/17	5,500	5,510
Bank of America Corp., 4.45%, due 03/03/26	5,000	5,366
ConocoPhillips Co., 4.20%, due 03/15/21	4,915	5,320
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.625%, due 06/15/24 (d)	4,910	5,309
Serta Simmons Bedding LLC, 144A, 8.125%, due 10/01/20 (d)	4,990	5,215
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,213
Express Scripts Holding Co., 3.30%, due 02/25/21	4,915	5,165
Reinsurance Group of America, Inc., 3.95%, due 09/15/26	4,905	5,132
Foot Locker, Inc., 8.50%, due 01/15/22 (b)	4,340	5,121
Lam Research Corp., 3.90%, due 06/15/26	4,910	5,112
Berkshire Hathaway, Inc., 2.75%, due 03/15/23	4,915	5,108
Capital One NA, 2.35%, due 08/17/18	5,000	5,061
Lam Research Corp., 2.80%, due 06/15/21	4,910	5,040
Lam Research Corp., 3.45%, due 06/15/23	4,910	5,022
General Motors Financial Co., Inc., 3.10%, due 01/15/19	4,915	5,010
The Goldman Sachs Group, Inc., 1.481%, due 05/22/17 (e)	5,000	5,009
Penske Truck Leasing Co., LP / PTL Finance Corp., 144A, 3.75%, due 05/11/17 (d)	4,920	4,987
	Par Value	Value
Bank of America Corp., 3.875%, due 03/22/17	$4,915	$4,972
American Express Credit Corp., 1.875%, due 11/05/18	4,915	4,955
Schlumberger Holdings Corp., 144A, 1.90%, due 12/21/17 (d)	4,915	4,946
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 04/15/26	3,925	4,219
Dana, Inc., 6.00%, due 09/15/23	3,925	4,082
Scripps Networks Interactive, Inc., 2.80%, due 06/15/20	3,930	4,026
Zimmer Biomet Holdings, Inc., 3.15%, due 04/01/22	3,810	3,941
Lear Corp., 4.75%, due 01/15/23	3,476	3,611
CHS/Community Health Systems, Inc., 6.875%, due 02/01/22	3,920	3,371
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,313
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A, 5.625%, due 05/01/24 (d)	2,945	3,194
Dollar Tree, Inc., 5.75%, due 03/01/23	2,950	3,175
The Manitowoc Co., Inc., 144A, 12.75%, due 08/15/21 (d)	2,950	3,171
MSCI, Inc., 144A, 5.75%, due 08/15/25 (d)	2,950	3,149
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 4.42%, due 06/15/21 (d)	2,940	3,073
American Express Credit Corp., 2.60%, due 09/14/20	2,945	3,031
eBay, Inc., 2.50%, due 03/09/18	2,945	2,987
MSCI, Inc., 144A, 4.75%, due 08/01/26 (d)	2,940	2,977
Medtronic, Inc., 1.50%, due 03/15/18	2,950	2,963
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,938
CHS/Community Health Systems, Inc., 8.00%, due 11/15/19	2,940	2,881
S&P Global, Inc., 4.40%, due 02/15/26	1,970	2,201
The Gap, Inc., 5.95%, due 04/12/21	1,965	2,096
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 04/15/21	1,965	2,068
S&P Global, Inc., 3.30%, due 08/14/20	1,970	2,068
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (d)	2,000	2,065
Goldman Sachs Group, Inc., 2.625%, due 04/25/21	2,000	2,031
Tempur Sealy International, Inc., 144A, 5.50%, due 06/15/26 (d)	1,965	2,024
Thermo Fisher Scientific, Inc., 3.00%, due 04/15/23	1,970	2,018
S&P Global, Inc., 2.50%, due 08/15/18	1,970	2,001

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 21.2% (continued)
CORPORATE BONDS - 12.6% (continued)
Post Holdings, Inc., 144A, 5.00%, due 08/15/26 (d)	$2,000	$1,990
Voya Financial, Inc., 3.65%, due 06/15/26	1,960	1,951
Zimmer Biomet Holdings, Inc., 2.00%, due 04/01/18	1,815	1,827
Tyco Electronics Group SA, 6.55%, due 10/01/17	1,385	1,455
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (d)	1,000	1,071
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A, 5.25%, due 06/01/26 (d)	1,000	1,058
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A, 5.00%, due 06/01/24 (d)	1,000	1,045
Dollar Tree, Inc., 5.25%, due 03/01/20	1,000	1,038
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	1,032
The Goldman Sachs Group, Inc., 2.875%, due 02/25/21	1,000	1,026
HCA, Inc., 3.75%, due 03/15/19	980	1,013
Tribune Media Co., 5.875%, due 07/15/22	1,000	1,012
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	1,002
Aflac, Inc., 2.875%, due 10/15/26	980	986
Post Holdings, Inc., 144A, 7.75%, due 03/15/24 (d)	500	560
Total Corporate Bonds (Cost $1,980,169)		2,026,503
GOVERNMENT AND AGENCY SECURITIES - 8.4%
U.S. GOVERNMENT NOTES - 8.2%
1.25%, due 07/15/20, Inflation Indexed	463,259	494,987
1.375%, due 07/15/18, Inflation Indexed	419,064	436,800
2.125%, due 01/15/19, Inflation Indexed	223,487	238,016
1.25%, due 11/30/18	73,725	74,405
2.125%, due 01/31/21	24,570	25,604
1.75%, due 10/31/20	24,570	25,216
0.75%, due 06/30/17	24,585	24,612
		1,319,640
U.S. GOVERNMENT AGENCIES - 0.2%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,845
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	17,160
		42,005
Total Government and Agency Securities (Cost $1,302,984)		1,361,645
	Par Value	Value
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 1.074%, due 10/15/19 (d) (e) (Cost $11,450)	$11,450	$11,451
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp. 144A, 5.50%, due 09/15/26 (d) (g) (Cost $10,000)	10,000	10,025
TOTAL FIXED INCOME - 21.2% (COST $3,304,603)		3,409,624
SHORT TERM INVESTMENTS - 15.8%
COMMERCIAL PAPER - 11.9%
MetLife Short Term Funding LLC, 144A, 0.46% - 0.75%, due 10/18/16 - 11/17/16 (d) (g)	420,050	419,858
Toyota Motor Credit Corp., 0.51% - 0.6%, due 10/17/16 - 11/09/16 (g)	390,000	389,838
Kraft Food Group, Inc., 144A, 0.76% - 0.94%, due 10/03/16 - 11/02/16 (d) (g)	278,400	278,316
American Honda Finance Corp., 0.47% - 0.55%, due 10/06/16 - 10/28/16 (g)	276,250	276,192
Anthem, Inc., 144A, 0.63% - 0.73%, due 10/03/16 - 10/12/16 (d) (g)	180,000	179,982
Schlumberger Holdings Corp., 144A, 0.86% - 1.02%, due 10/19/16 - 12/27/16 (d) (g)	148,500	148,281
General Mills, Inc., 144A, 0.56% - 0.65%, due 10/03/16 - 10/14/16 (d) (g)	147,000	146,977
BMW US Capital LLC, 144A, 0.45%, due 10/26/16 - 10/31/16 (d) (g)	65,700	65,678
Kellogg Co., 144A, 0.56%, due 10/06/16 (d) (g)	10,000	9,999
Total Commercial Paper (Cost $1,915,097)		1,915,121
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $549,421, collateralized by a United States Treasury Bond, 3.750%, due 08/15/41, value plus accrued interest of $560,406 (Cost: $549,414)	549,414	549,414
CORPORATE BONDS - 0.5%
Macy's Retail Holdings, Inc., 5.90%, due 12/01/16	26,108	26,306
ConocoPhillips Canada Funding Co. I, 5.625%, due 10/15/16	13,365	13,385
Comerica Bank, 5.75%, due 11/21/16	12,750	12,831

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Equity and Income Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 15.8% (continued)
CORPORATE BONDS - 0.5% (continued)
Thermo Fisher Scientific, Inc., 1.30%, due 02/01/17	$11,511	$11,535
Wm Wrigley Jr Co., 144A, 1.40%, due 10/21/16 (d)	6,885	6,885
Cameron International Corp., 1.15%, due 12/15/16	6,875	6,877
L-3 Communications Corp., 3.95%, due 11/15/16	5,200	5,211
Total Corporate Bonds (Cost $82,976)		83,030
TOTAL SHORT TERM INVESTMENTS - 15.8% (COST $2,547,487)		2,547,565
TOTAL INVESTMENTS - 99.4% (COST $12,276,723)		16,022,921
Foreign Currencies (Cost $1) - 0.0% (h)		0	(i)
Other Assets In Excess of Liabilities - 0.6%		89,016
NET ASSETS - 100.0%		$16,111,937

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(e)  Floating Rate Note. Rate shown is as of September 30, 2016.

(f)  Security is perpetual and has no stated maturity date.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

(j)  This bond is in default.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

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Oakmark.com 23

Oakmark Global Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Class I)	8.84%	2.93%	0.74%	10.41%	4.80%	9.60%	08/04/99
MSCI World Index	4.87%	11.36%	5.85%	11.63%	4.47%	3.93%
Lipper Global Funds Index[10]	5.84%	10.65%	5.15%	11.07%	4.36%	4.70%
Oakmark Global Fund (Class II)	8.73%	2.60%	0.37%	10.02%	4.42%	9.65%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	5.2
CNH Industrial NV	4.6
TE Connectivity, Ltd.	4.4
Alphabet Inc., Class C	4.4
Lloyds Banking Group PLC	4.2
Daimler AG	4.1
Bank of America Corp.	4.1
General Motors Co.	4.1
Allianz SE	4.0
MasterCard, Inc., Class A	3.5
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	35
Net Assets	$2.4 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$75.0 billion
Median Market Cap	$27.4 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	32%
Expense Ratio - Class I (as of 09/30/15)	1.12%
Expense Ratio - Class I (as of 09/30/16)	1.17%
SECTOR ALLOCATION	% of Net Assets
Financials	26.6
Information Technology	23.8
Consumer Discretionary	22.7
Industrials	14.2
Materials	5.4
Energy	2.0
Health Care	1.6
Consumer Staples	1.6
Short-Term Investments and Other	2.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	42.8
Switzerland	18.9
U.K.	11.7
Germany*	10.5
Netherlands*	1.7
North America	40.1
United States	40.1
% of Equity
Asia	12.1
Japan	8.6
China	1.9
South Korea	1.6
Australasia	2.7
Australia	2.7
Latin America	2.3
Mexico	2.3

*  Euro currency countries comprise 12.2% of equity investments

24 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakbx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

An Atypical September Quarter

The third quarter was full of events with negative market-moving potential (e.g., the coup attempt in Turkey, numerous incidents of terrorism, Syria's agony, the U.S. election campaign), and given the stock market's seasonal tendency to decline in the quarter, investors expected the period to be challenging. But as is so often the case, the market surprised, this time to the upside. Regular readers will recall that the previous quarter ended shortly after the Brexit vote shook the stock market's equilibrium. As we noted three months ago, the Brexit vote itself was only the beginning of a process that could take up to two years once put into motion. To date, we believe the vote has done little discernible harm to the U.K.'s economy, and this has led investors to conclude that Brexit is just one more challenge with which to cope, rather than an existential threat to equity market and economic stability.

The U.S. presidential election campaign continues to bedevil many investors, or at least that is what our own investors tell us. But this was hardly obvious in market activity in the quarter as the U.S. stock market was sedate for most of the period. Given the market's equanimity, we conclude that investors forecast more divided government for the next four years in the U.S. An unexpected election outcome could have the potential to produce volatility, however.

In September, market volatility increased because of concerns about Deutsche Bank's financial strength. The U.S. Department of Justice preliminarily demanded $14 billion to settle its civil suit against the bank for its part in issuing risky mortgage-backed securities during the lead up to the 2008 financial crisis. Rumors spread that Deutsche Bank was experiencing customer defections and deposit outflows as investors fretted over the effects of such a large settlement on the bank's financial condition. As we write this letter, we do not know how this situation will play out, but we are convinced that Deutsche Bank is not in the same perilous circumstance as Bear Stearns or Lehman Brothers in 2008. Resolving this situation may prove to be expensive to Deutsche Bank's shareholders, but we do not expect long-term, systemic financial disruption.

Quarter Review

Oakmark Global gained 9% in the quarter, which compares to 5% for the MSCI World Index9 and 6% for the Lipper Global Funds Index10. For the calendar nine months, the Fund lost 3%, compared to a return of 6% for the MSCI World Index and 6% for the Lipper Global Funds Index. Finally, for the Fund's fiscal year ended September 30, the Fund earned 3%, which compares to 11% for the MSCI World Index and 11% for the Lipper Global Funds Index.

For the quarter the countries that contributed most to return were the U.S., Switzerland and Japan, while Australia and Mexico detracted from return. Credit Suisse (Switzerland),

LafargeHolcim (Switzerland), Bank of America (U.S.), Daimler (Germany) and Toyota Motor (Japan) were the largest contributors to return while Tenet Healthcare (U.S.), Oracle (U.S.), Interpublic Group (U.S.), Incitec Pivot (Australia) and USG (U.S.) detracted most.

Over the calendar nine months, the U.S., the U.K. and South Korea were the countries that contributed most to return while Switzerland, Australia and France were the largest detractors. The companies whose stocks contributed most were LinkedIn (U.S.—sold), Itron (U.S.), Union Pacific (U.S.), Samsung Electronics (South Korea) and LafargeHolcim. The largest detractors from return were Credit Suisse, Incitec Pivot, BNP Paribas (France—sold), Julius Baer (Switzerland) and Tenet Healthcare.

For the Fund's fiscal year, the U.S., China and South Korea contributed most to return while Switzerland, France and Australia were the largest detractors. Baidu (China) was the largest contributor, followed by Samsung Electronics, LinkedIn, Alphabet (U.S.) and Itron. Credit Suisse, Tenet Healthcare, BNP Paribas, Incitec Pivot and Chesapeake Energy (U.S.—sold) detracted most from return for the twelve months.

We made no fundamental or strategic changes to the portfolio in the quarter. Rather, our trading was tactically oriented to improve the portfolio and its tax efficiency. We sold specific higher cost blocks of several holdings while taking advantage of short-term volatility to add to favored holdings at attractive prices. We also kept the allocation split between U.S. and international holdings steady, although the U.S. weight grew modestly because of superior investment return.

Robert A. Taylor

This report marks the retirement of Rob Taylor as the long-time co-manager of this Fund. Rob joined Harris Associates in 1994 and quickly distinguished himself as an analyst of international equities. He took on portfolio management responsibilities in 2003 and became co-manager of the Global Fund in 2005. Rob has traveled the world seeking out the best investment opportunities for our clients, and his pithy commentary has often graced these quarterly letters.

For many years, Rob served as research director for the firm's international team. In that role Rob worked with David Herro and others to build out the deep pool of talented international investors that populate Harris Associates today. Rob's own abilities will be sorely missed, but his legacy, in part, is present in those who benefited from his mentoring. Rob, speaking for the shareholders and ourselves, we extend to you our deepest gratitude for all that you have accomplished at Harris Associates and specifically for the Oakmark Global Fund.

Currency Hedges

We continue to believe the Swiss franc and Australian dollar are overvalued versus the U.S. dollar. As a result, we defensively

Oakmark.com 25

Oakmark Global Fund  September 30, 2016

Portfolio Manager Commentary (continued)

hedge a portion of the Fund's exposure. Approximately 26% of the Swiss franc and 15% of the Australian dollar were hedged at quarter end.

As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

26 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.9%
FINANCIALS - 26.6%
BANKS - 11.6%
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	139,603	$98,706
Bank of America Corp. (United States) Diversified Banks	6,148	96,223
Citigroup, Inc. (United States) Diversified Banks	1,652	78,038
		272,967
DIVERSIFIED FINANCIALS - 11.0%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	9,417	123,201
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,916	77,978
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	10,454	58,185
		259,364
INSURANCE - 4.0%
Allianz SE (Germany) Multi-line Insurance	636	94,408
		626,739
INFORMATION TECHNOLOGY - 23.8%
SOFTWARE & SERVICES - 12.8%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	132	102,714
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	800	81,416
Oracle Corp. (United States) Systems Software	1,823	71,611
Baidu, Inc. (China) (a) (b) Internet Software & Services	242	44,134
		299,875
TECHNOLOGY HARDWARE & EQUIPMENT - 11.0%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,596	102,731
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	864	48,199
OMRON Corp. (Japan) Electronic Components	1,029	36,582
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	25	36,259
Hirose Electric Co., Ltd. (Japan) Electronic Components	271	35,250
		259,021
		558,896
	Shares	Value
CONSUMER DISCRETIONARY - 22.7%
AUTOMOBILES & COMPONENTS - 11.1%
Daimler AG (Germany) Automobile Manufacturers	1,377	$97,024
General Motors Co. (United States) Automobile Manufacturers	3,004	95,450
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,196	68,159
		260,633
MEDIA - 7.1%
The Interpublic Group of Cos., Inc. (United States) Advertising	3,448	77,062
Grupo Televisa SAB (Mexico) (b) Broadcasting	2,034	52,258
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,427	39,217
		168,537
CONSUMER DURABLES & APPAREL - 2.8%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,072	65,349
RETAILING - 1.7%
CarMax, Inc. (United States) (a) Automotive Retail	763	40,717
		535,236
INDUSTRIALS - 14.2%
CAPITAL GOODS - 11.6%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	15,165	108,518
MTU Aero Engines AG (Germany) Aerospace & Defense	512	51,833
USG Corp. (United States) (a) Building Products	1,846	47,730
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	1,300	38,528
Smiths Group PLC (United Kingdom) Industrial Conglomerates	1,324	25,126
		271,735
TRANSPORTATION - 2.6%
Union Pacific Corp. (United States) Railroads	629	61,327
		333,062
MATERIALS - 5.4%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	1,212	65,521
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	28,758	62,067
		127,588

See accompanying Notes to Financial Statements.

Oakmark.com 27

Oakmark Global Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.9% (continued)
ENERGY - 2.0%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,251	$45,947
HEALTH CARE - 1.6%
HEALTH CARE EQUIPMENT & SERVICES - 1.6%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,697	38,447
CONSUMER STAPLES - 1.6%
FOOD, BEVERAGE & TOBACCO - 1.6%
Diageo PLC (United Kingdom) Distillers & Vintners	1,340	38,396
TOTAL COMMON STOCKS - 97.9% (COST $2,014,243)		2,304,311
	Par Value	Value
SHORT TERM INVESTMENT - 1.6%
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $39,248, collateralized by a United States Treasury Bond, 3.750%, due 08/15/41, value plus accrued interest of $40,037 (Cost: $39,248)	$39,248	39,248
TOTAL SHORT TERM INVESTMENTS - 1.6% (COST $39,248)		39,248
TOTAL INVESTMENTS - 99.5% (COST $2,053,491)		2,343,559
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.5%		10,944
TOTAL NET ASSETS - 100.0%		$2,354,503

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark Global Select Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception	Inception Date
Oakmark Global Select Fund (Class I)	10.48%	9.92%	4.82%	13.15%	7.45%	10/02/06
MSCI World Index	4.87%	11.36%	5.85%	11.63%	4.46%
Lipper Global Funds Index[10]	5.84%	10.65%	5.15%	11.07%	4.36%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Alphabet Inc., Class C	6.8
Apache Corp.	5.9
Credit Suisse Group	5.6
American International Group, Inc.	5.6
JPMorgan Chase & Co.	5.6
General Electric Co.	5.5
CNH Industrial NV	5.5
Bank of America Corp.	5.4
TE Connectivity, Ltd.	5.2
MasterCard, Inc., Class A	5.2
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$119.3 billion
Median Market Cap	$56.1 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	17%
Expense Ratio - Class I (as of 09/30/15)	1.13%
Expense Ratio - Class I (as of 09/30/16)	1.15%
SECTOR ALLOCATION	% of Net Assets
Financials	26.3
Information Technology	25.4
Consumer Discretionary	14.4
Industrials	13.1
Energy	5.9
Consumer Staples	5.5
Materials	5.0
Short-Term Investments and Other	4.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.7
United States	46.7
Europe	45.3
Switzerland	24.0
U.K.	9.1
France*	6.9
Germany*	5.3
% of Equity
Asia	8.0
Japan	4.3
South Korea	3.7

*  Euro currency countries comprise 12.2% of equity investments

30 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 10% for the fiscal year ended September 30, 2016, underperforming the MSCI World Index9, which returned 11% for the same period. For the most recent quarter, the Fund returned 10%, outperforming the MSCI World Index, which returned 5%. The Fund has performed well versus the MSCI World Index since inception, returning on average 7% versus 4% for the benchmark.

The largest contributor to performance for the fiscal year was Apache, a global oil and gas exploration company, which returned 66%. Oil prices have been volatile over the past year, but have rebounded in 2016 thus far. Apache has specifically benefitted from solid quarterly results that have demonstrated improved capital efficiency, including a 45% decline in North American well costs compared to 2014 levels. The company also announced the discovery of a new resource play in the Permian Basin called "Alpine High." Initial results indicate that Apache has discovered a high quality resource at a low cost. This increased our estimate of intrinsic value and also increased our confidence in management. In our view, Apache has the balance sheet and asset quality to survive continued volatility in oil and gas prices, and we like how the management team is preserving and growing per share value during the commodity price downturn.

LafargeHolcim, the largest cement maker in the world, was the largest contributor to performance for the quarter, returning 30%. Shares reacted positively to news that LafargeHolcim agreed to sell Lafarge India for approximately $1.4B with proceeds going to pay down debt. We are impressed with the progress management has made on defining and implementing true synergies following the merger. Additionally, second quarter results exceeded expectations and illustrated Europe's improving pricing environment. Management reaffirmed its 2016 outlook as well as its commitment to targets set for 2018.

Credit Suisse, a Swiss financial services group, was the largest detractor from performance for the fiscal year. Credit Suisse's share price has been weak over the past year for multiple reasons. The company's investment banking results have struggled, although we recognize the underperformance is partially due to restructuring activity and we expect performance to strengthen once restructuring is complete. One-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets also hurt performance. Additionally, the U.K.'s decision to leave the European Union negatively impacted the share price. Credit Suisse's management has responded to these challenges with a series of restructuring measures. Its management has made progress expanding its wealth management franchise, which we believe is a good move since that business is fee based, requires little capital and has very good secular growth trends. Additionally, Credit Suisse has reduced its exposure to the global markets business, which has enabled it to de-risk its balance sheet and operate with a more efficient cost structure. Credit Suisse's management has confirmed the restructuring of its global markets business is nearing completion and should improve profitability over the coming quarters. Credit Suisse's common equity Tier 1 ratio of 11.8%, above the 10% minimum requirement, should increase even more on the back of higher consolidated profitability.

General Electric (GE), a global producer of industrial, aviation and medical goods, was the biggest detractor for the quarter. While GE has benefited from improved margins and capital allocation, shares were weak during the quarter due to concerns over the company's 2016 guidance. After producing organic growth of 1% in the first half, the company forecasts full-year organic growth between 2-4%. GE expects its Power division will drive this growth, with planned turbine shipments nearly double what they were in the first half of the year. The market appears to believe these forecasts are aggressive and expects GE management to reduce guidance when it next reports earnings. The timing of turbine shipments is essentially irrelevant to the value of the company, and our long-term investment thesis remains entirely intact.

We did not add or remove any names from the Fund during the quarter. Geographically, 47% of the Fund's holdings were invested in U.S.-domiciled companies as of quarter end while approximately 45% were allocated to equities in Europe, 4% in Japan and 4% in South Korea.

We continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with approximately 25% of the Swiss franc exposure hedged.

We thank you for your continued support.

Oakmark.com 31

Oakmark Global Select Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.6%
FINANCIALS - 26.3%
BANKS - 11.0%
JPMorgan Chase & Co. (United States) Diversified Banks	1,702	$113,336
Bank of America Corp. (United States) Diversified Banks	7,037	110,129
		223,465
DIVERSIFIED FINANCIALS - 9.7%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	8,758	114,575
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	15,122	84,166
		198,741
INSURANCE - 5.6%
American International Group, Inc. (United States) Multi-line Insurance	1,922	114,052
		536,258
INFORMATION TECHNOLOGY - 25.4%
SOFTWARE & SERVICES - 16.7%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	178	138,649
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,032	104,996
Oracle Corp. (United States) Systems Software	2,450	96,236
		339,881
TECHNOLOGY HARDWARE & EQUIPMENT - 8.7%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,654	106,478
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	49	71,111
		177,589
		517,470
CONSUMER DISCRETIONARY - 14.4%
CONSUMER DURABLES & APPAREL - 9.3%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,657	100,990
Kering (France) Apparel, Accessories & Luxury Goods	437	88,162
		189,152
AUTOMOBILES & COMPONENTS - 5.1%
Daimler AG (Germany) Automobile Manufacturers	1,468	103,435
		292,587
	Shares	Value
INDUSTRIALS - 13.1%
CAPITAL GOODS - 10.9%
General Electric Co. (United States) Industrial Conglomerates	3,750	$111,075
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	15,520	111,059
		222,134
TRANSPORTATION - 2.2%
Kuehne + Nagel International AG (Switzerland) Marine	306	44,383
		266,517
ENERGY - 5.9%
Apache Corp. (United States) Oil & Gas Exploration & Production	1,890	120,714
CONSUMER STAPLES - 5.5%
FOOD, BEVERAGE & TOBACCO - 5.5%
Diageo PLC (United Kingdom) Distillers & Vintners	2,335	66,898
Danone SA (France) Packaged Foods & Meats	616	45,734
		112,632
MATERIALS - 5.0%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	1,870	101,053
TOTAL COMMON STOCKS - 95.6% (COST $1,792,057)		1,947,231
	Par Value	Value
SHORT TERM INVESTMENTS - 4.2%
REPURCHASE AGREEMENT - 4.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $84,981, collateralized by Federal Home Loan Bank Bonds, 2.790%, due 08/08/36 - 08/10/38, aggregate value plus accrued interest of $71,969, by a United States Treasury Bond, 3.750%, due 08/15/41, value plus accrued interest of $14,714 (Cost: $84,980)	$84,980	84,980
TOTAL SHORT TERM INVESTMENTS - 4.2% (COST $84,980)		84,980
TOTAL INVESTMENTS - 99.8% (COST $1,877,037)		2,032,211
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.2%		4,854
TOTAL NET ASSETS - 100.0%		$2,037,065

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

32 OAKMARK FUNDS

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Oakmark.com 33

Oakmark International Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Class I)	13.28%	6.66%	-1.19%	9.78%	4.46%	9.49%	09/30/92
MSCI World ex U.S. Index	6.29%	7.16%	0.33%	6.89%	1.88%	5.75%
MSCI EAFE Index[12]	6.43%	6.52%	0.48%	7.39%	1.82%	5.59%
Lipper International Funds Index[13]	6.64%	7.76%	1.35%	8.25%	2.68%	6.65%
Oakmark International Fund (Class II)	13.23%	6.32%	-1.55%	9.39%	4.11%	7.48%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Glencore PLC	5.1
Credit Suisse Group	5.1
BNP Paribas SA	3.6
Daimler AG	3.4
Allianz SE	3.3
Lloyds Banking Group PLC	3.3
Honda Motor Co., Ltd.	3.2
Intesa Sanpaolo SpA	3.2
CNH Industrial NV	2.9
Nomura Holdings, Inc.	2.6
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	57
Net Assets	$23.8 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$37.2 billion
Median Market Cap	$21.0 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	44%
Expense Ratio - Class I (as of 09/30/15)	0.95%
Expense Ratio - Class I (as of 09/30/16)	1.00%
SECTOR ALLOCATION	% of Net Assets
Financials	33.4
Consumer Discretionary	26.4
Industrials	18.0
Materials	10.0
Information Technology	5.5
Consumer Staples	3.4
Health Care	0.3
Short-Term Investments and Other	3.0
GEOGRAPHIC ALLOCATION
% of Equity
Europe	72.8
Switzerland	18.8
U.K.	17.2
France*	13.3
Germany*	8.1
Italy*	7.4
Sweden	4.2
Netherlands*	2.9
Ireland*	0.9
Asia	19.9
Japan	13.1
Indonesia	1.8
China	1.7
% of Equity
Asia (cont'd)	19.9
Hong Kong	1.7
South Korea	1.2
Taiwan	0.4
Australasia	3.2
Australia	3.2
North America	2.0
United States	2.0
Latin America	2.0
Mexico	2.0
Middle East	0.1
Israel	0.1

*  Euro currency countries comprise 32.6% of equity investments

34 OAKMARK FUNDS

Oakmark International Fund  September 30, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 7% for the fiscal year ended September 30, 2016, nearly matching the MSCI World ex U.S. Index11, which returned just over 7%. For the most recent quarter, the Fund outperformed the MSCI World ex U.S. Index, returning 13% versus 6%. Additionally, the Fund has performed well versus the MSCI World ex U.S. Index since its September 1992 inception, returning an average of 9% versus 6% over the same period.

Glencore, one of the world's largest mining companies and commodities traders, was the top contributor to performance for the fiscal period and the most recent quarter. Last year, concerns about weaker-than-expected demand for copper and other industrial metals in China drove down the price of the commodity and, along with it, Glencore's share price. Investors also doubted the company's ability to service its debt. However, we believed that the market was overreacting, and we used the opportunity to buy shares at what we found to be attractive prices. In the interim, Glencore's management responded to the weakening share price by announcing an aggressive plan to reduce debt and capital expenditures as well as to sell non-core assets. In 2016, investors have reacted positively to the company's progress in deleveraging its balance sheet and the sale of its non-core assets, as well as to price increases in three of Glencore's four core commodities: zinc, coal and nickel. Our investment thesis for this company is intact, as we believe Glencore's management team is working to enhance shareholder value.

Credit Suisse, a Swiss financial services group, was the largest detractor from performance for the fiscal year. Credit Suisse's share price has been weak over the past year for multiple reasons. The company's investment banking results have struggled, although we recognize that the underperformance is partially due to restructuring activity and we expect performance to strengthen once restructuring is complete. One-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets also hurt performance. Additionally, the U.K.'s decision to leave the European Union negatively impacted the share price. Credit Suisse's management has responded to these challenges with a series of restructuring measures. Its management has made progress expanding its wealth management franchise, which we believe is a good move since that business is fee based, requires little capital and has very good secular growth trends. Additionally, Credit Suisse has reduced its exposure to the global markets business, which has enabled it to de-risk its balance sheet and operate with a more efficient cost structure. Credit Suisse's management has confirmed the restructuring of its global markets business is nearing completion and should improve profitability over the coming quarters. Credit Suisse's common equity Tier 1 ratio of 11.8%, above the 10% minimum requirement, should increase even more on the back of higher consolidated profitability.

We initiated a position in Royal Bank of Scotland (RBS), a U.K.-based commercial and retail bank, during the quarter after the share price plummeted on news that the U.K. had voted to leave the European Union. We believed the market had overreacted as shares of RBS fell nearly 40% in the two weeks following the announcement. We used the opportunity to purchase shares of the company at a significant discount to our estimate of intrinsic value. We believe RBS has a strong competitive position and a solid management team that has made tremendous strides in de-risking the business. The company's historical earnings have been hurt by restructuring, litigation and other non-permanent items. While RBS was the quarter's largest detractor, we expect a significant improvement in profitability and free cash flow in the quarters ahead. We also initiated a position in Olympus, the Japanese camera and endoscopes company, during the quarter. We owned Olympus in the past and most recently sold our shares in February 2016 as it approached our estimate of intrinsic value. However, by mid-August the share price had fallen over 30%, and since our investment thesis was intact, we repurchased the name into the Fund. We sold our investment in Sumitomo Mitsui Financial during the quarter.

We continue to believe some global currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with approximately 25% of the Swiss franc and 11% of the Australian dollar hedged.

We thank you for your continued confidence and support.

Oakmark.com 35

Oakmark International Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.0%
FINANCIALS - 33.4%
DIVERSIFIED FINANCIALS - 15.0%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	92,186	$1,206,058
Nomura Holdings, Inc. (Japan) (b) Investment Banking & Brokerage	141,300	621,604
EXOR SpA (Italy) (b) Multi-Sector Holdings	14,058	569,299
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	83,278	463,509
Schroders PLC (United Kingdom) Asset Management & Custody Banks	11,263	393,569
AMP, Ltd. (Australia) Other Diversified Financial Services	78,910	318,879
Schroders PLC, Non-Voting (United Kingdom) Asset Management & Custody Banks	31	823
		3,573,741
BANKS - 13.2%
BNP Paribas SA (France) Diversified Banks	16,894	868,611
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	1,104,432	780,888
Intesa Sanpaolo SpA (Italy) Diversified Banks	340,007	753,963
Bank Mandiri Persero Tbk PT (Indonesia) Diversified Banks	469,408	402,833
Royal Bank of Scotland Group PLC (United Kingdom) (a) Diversified Banks	140,225	324,974
		3,131,269
INSURANCE - 5.2%
Allianz SE (Germany) Multi-line Insurance	5,284	784,101
Willis Towers Watson PLC (United States) (b) Insurance Brokers	3,426	454,927
		1,239,028
		7,944,038
CONSUMER DISCRETIONARY - 26.4%
AUTOMOBILES & COMPONENTS - 11.7%
Daimler AG (Germany) Automobile Manufacturers	11,331	798,243
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	26,577	756,778
Toyota Motor Corp. (Japan) Automobile Manufacturers	9,926	565,687
Valeo SA (France) Auto Parts & Equipment	6,389	372,707
Continental AG (Germany) Auto Parts & Equipment	1,409	296,200
		2,789,615
	Shares	Value
CONSUMER DURABLES & APPAREL - 9.2%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	8,748	$533,071
Swatch Group AG, Bearer Shares (Switzerland) Apparel, Accessories & Luxury Goods	1,766	499,267
Kering (France) Apparel, Accessories & Luxury Goods	2,030	409,428
Prada SpA (Italy) (b) Apparel, Accessories & Luxury Goods	118,009	376,556
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	2,140	365,003
		2,183,325
MEDIA - 2.0%
Grupo Televisa SAB (Mexico) (c) Broadcasting	17,577	451,563
WPP PLC (United Kingdom) Advertising	1,021	23,997
		475,560
RETAILING - 1.8%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	15,363	433,365
CONSUMER SERVICES - 1.7%
Melco Crown Entertainment, Ltd. (Hong Kong) (b) (c) Casinos & Gaming	24,659	397,262
		6,279,127
INDUSTRIALS - 18.0%
CAPITAL GOODS - 13.3%
CNH Industrial N.V. (United Kingdom) (b) Agricultural & Farm Machinery	95,182	681,094
Ashtead Group PLC (United Kingdom) (b) Trading Companies & Distributors	32,664	538,107
SKF AB, Class B (Sweden) (b) Industrial Machinery	23,651	408,295
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	11,580	343,174
Safran SA (France) Aerospace & Defense	3,800	273,206
Smiths Group PLC (United Kingdom) (b) Industrial Conglomerates	13,221	250,879
Meggitt PLC (United Kingdom) (b) Aerospace & Defense	37,317	218,144
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	9,315	210,815
Atlas Copco AB, Series B (Sweden) Industrial Machinery	5,021	137,182
Wolseley PLC (United Kingdom) Trading Companies & Distributors	2,111	119,149
		3,180,045

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
INDUSTRIALS - 18.0% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 3.6%
Bureau Veritas SA (France) (b) (d) Research & Consulting Services	16,877	$362,020
G4S PLC (United Kingdom) (b) Security & Alarm Services	96,841	285,936
Experian PLC (Ireland) Research & Consulting Services	10,353	207,183
		855,139
TRANSPORTATION - 1.1%
Kuehne + Nagel International AG (Switzerland) Marine	1,790	259,794
		4,294,978
MATERIALS - 10.0%
Glencore PLC (Switzerland) Diversified Metals & Mining	441,788	1,214,819
LafargeHolcim, Ltd. (Switzerland) Construction Materials	11,115	600,637
Orica, Ltd. (Australia) (b) Commodity Chemicals	36,453	424,067
Akzo Nobel NV (Netherlands) Specialty Chemicals	2,211	149,751
		2,389,274
INFORMATION TECHNOLOGY - 5.5%
TECHNOLOGY HARDWARE & EQUIPMENT - 2.6%
OMRON Corp. (Japan) (b) Electronic Components	9,468	336,589
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	197	285,318
		621,907
SOFTWARE & SERVICES - 1.8%
Baidu, Inc. (China) (a) (c) Internet Software & Services	2,190	398,697
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	439	34,040
		432,737
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
ASML Holding NV (Netherlands) Semiconductor Equipment	1,542	169,233
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) Semiconductors	14,663	85,371
		254,604
		1,309,248
	Shares	Value
CONSUMER STAPLES - 3.4%
FOOD, BEVERAGE & TOBACCO - 3.4%
Diageo PLC (United Kingdom) Distillers & Vintners	12,275	$351,681
Pernod Ricard SA (France) Distillers & Vintners	1,931	228,548
Danone SA (France) Packaged Foods & Meats	2,759	204,716
Nestlé SA (Switzerland) Packaged Foods & Meats	292	23,038
		807,983
HEALTH CARE - 0.3%
HEALTH CARE EQUIPMENT & SERVICES - 0.3%
Olympus Corp. (Japan) Health Care Equipment	1,768	61,012
TOTAL COMMON STOCKS - 97.0% (COST $23,781,354)		23,085,660
	Par Value	Value
SHORT TERM INVESTMENTS - 2.3%
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $362,810, collateralized by Federal Farm Credit Bank Bonds, 2.740% - 3.120%, due 01/05/29 - 03/14/31, aggregate value plus accrued interest of $48,347, by Federal Home Loan Bank Bonds, 2.640% - 5.500%, due 02/22/30 - 08/08/36, aggregate value plus accrued interest of $197,500, by United States Treasury Notes, 2.000% - 2.250%, due 08/15/25 - 11/15/25, aggregate value plus accrued interest of $124,217 (Cost: $362,805)	$362,805	362,805

See accompanying Notes to Financial Statements.

Oakmark.com 37

Oakmark International Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 2.3% (continued)
COMMERCIAL PAPER - 0.8%
J.P. Morgan Securities LLC, 144A, 0.89% - 0.92%, due 10/11/16 - 12/07/16 (e) (f)	$150,000	$149,860
J.P. Morgan Securities LLC, 0.85%, due 11/08/16 (e)	50,000	49,956
Total Commercial Paper (Cost $199,791)		199,816
TOTAL SHORT TERM INVESTMENTS - 2.3% (COST $562,596)		562,621
TOTAL INVESTMENTS - 99.3% (COST $24,343,950)		23,648,281
Foreign Currencies (Cost $2,329) - 0.0% (g)		2,324
Other Assets In Excess of Liabilities - 0.7%		159,407
TOTAL NET ASSETS - 100.0%		$23,810,012

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  A portion of the security out on loan.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(g)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

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Oakmark.com 39

Oakmark International Small Cap Fund  September 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Class I)	8.48%	6.66%	0.17%	8.86%	3.37%	9.23%	11/01/95
MSCI World ex U.S. Small Cap Index	8.00%	13.50%	4.15%	9.72%	4.11%	N/A
MSCI World ex U.S. Index[11]	6.29%	7.16%	0.33%	6.89%	1.88%	4.87%
Lipper International Small Cap Funds Index[15]	7.50%	10.46%	3.90%	10.77%	4.99%	N/A
Oakmark International Small Cap Fund (Class II)	8.38%	6.39%	-0.11%	8.56%	3.11%	9.33%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Konecranes Plc	4.1
Julius Baer Group, Ltd.	3.8
BNK Financial Group, Inc.	3.7
Incitec Pivot, Ltd.	3.5
Atea ASA	3.1
Melco International Development, Ltd.	3.1
Sugi Holdings Co., Ltd.	3.1
Regus PLC	3.0
Azimut Holding SPA	2.9
Element Financial Corp.	2.6
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	57
Net Assets	$2.4 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.2 billion
Median Market Cap	$2.3 billion
Portfolio Turnover (for the 12-months ended 09/30/2016)	38%
Expense Ratio - Class I (as of 09/30/15)	1.35%
Expense Ratio - Class I (as of 09/30/16)	1.38%
SECTOR ALLOCATION	% of Net Assets
Industrials	42.8
Financials	19.3
Consumer Discretionary	9.3
Information Technology	8.2
Health Care	5.3
Materials	5.1
Consumer Staples	3.1
Real Estate	2.5
Telecommunication Services	0.8
Short Term Investments and Other	3.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	58.1
U.K.	19.1
Switzerland	11.9
Finland*	8.3
Italy*	4.7
Norway	3.2
Germany*	2.6
Spain*	2.6
Netherlands*	2.6
Greece*	1.7
Denmark	1.4
% of Equity
Asia	21.6
Japan	9.1
South Korea	6.6
Hong Kong	4.3
Indonesia	0.8
China	0.8
Australasia	11.8
Australia	8.7
New Zealand	3.1
North America	6.8
Canada	4.8
United States	2.0
Latin America	1.7
Brazil	1.7

*  Euro currency countries comprise 22.5% of equity investments

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 7% for the fiscal year ended September 30, 2016, underperforming the MSCI World ex U.S. Small Cap Index14, which appreciated 14% for the same period. For the recent quarter, the Fund returned 8%, slightly outperforming the MSCI World ex U.S. Small Cap Index, which returned 8% for the period. Since the Fund's inception in November 1995, it has returned an average of 9% per year.

The top contributor for both the quarter and fiscal year was Konecranes, a Finnish company that specializes in the manufacturing and servicing of cranes, such as workstation cranes, industrial cranes, and cranes for shipyards and ports, as well as other lifting equipment. The company produces one out of every ten of the world's cranes, and it sells primarily to industrial companies and to harbors and shipyards around the world. In addition, Konecranes is a global leader in maintenance, inspection and repair services.

In August 2015, a merger was announced that would bring together Konecranes and Terex, the #1 and #2 players in the industrial-lifting equipment business and two of the largest players in port cranes and equipment. Terex also has a number of businesses unrelated to Konecranes. However, in May 2016, it was announced that Konecranes was instead going to acquire the Material Handling & Port Solutions (MHPS) division of Terex without acquiring the unrelated businesses. This was the desired outcome a year ago when negotiations began with Terex, but Terex's management at the time was unwilling to sell the MHPS business on its own. After news of the MHPS acquisition, Konecranes' share price rose 18%. We believe this is a very attractive transaction for Konecranes as there are significant cost synergies, and it will allow Konecranes' Service business to harvest the installed base of Terex's MHPS. Konecranes also delivered positive second quarter results in July 2016, as earnings in its Service segment and its Equipment segment exceeded market estimates. We like that the company's cost-savings program helped to improve gross margins and lower fixed costs, subsequently improving margins during the quarter. We've spoken with the new CEO several times since he joined the firm less than a year ago, including most recently in August 2016. He's demonstrated a strong attention to detail, a hands-on approach to the business, an understanding of how value is created and a clear view of where he wants to take Konecranes. We appreciate management's efforts to restructure the company and grow the Service business, which should lead to significant improvements in the earnings potential of the company.

The largest detractor for the fiscal year was Countrywide, the U.K.'s largest real estate agency group. As we discussed in our last letter, businesses that were exposed to the U.K. real estate market were the prominent detractors to Fund performance in the second quarter. Following the Brexit vote in June 2016, Countrywide shares fell 30% by the close of the month. Since then, there has been a modest decline in real estate transactions outside of London and a larger decrease in London as consumers remain reluctant to make large, life-changing decisions in such an environment. The trading atmosphere has weakened over the past three to four months and has resulted in downward revisions to Countrywide's near-term earnings estimates. However, in our view business value is not determined by what Countrywide will earn over the next 24 months, but rather the cash flow the business will generate over the next 50 years. We continue to believe the U.K.'s decision to exit the European Union has little long-term impact on the normalized levels of transactional activity in the housing market, which is more driven by population trends and household formation. We think Countrywide remains a compelling investment on a long-term basis.

One of the largest detractors for the quarter was another U.K.-based company, Regus, a global flexible workplace provider that serves more than two million customers in 2,800 locations across 900 cities in 106 countries. During the past quarter, the company released its results for the first half of 2016, which were ahead of estimates mainly due to better-than-expected benefits from reorganization. However, the company may be facing a couple of risk factors, including a recession in the U.K. that could reduce demand for office space, a correction in the U.K. real estate market and a weakening economic environment in Europe. On the positive side, the uncertainty in the marketplace could be a tailwind to flexible space providers and could help in rent negotiations, as well as in forming additional capital-light partnerships. The main reason for the decline in share price during the quarter was that Mark Dixon, the CEO and the largest shareholder of Regus, sold shares representing 4% of the company's total issued ordinary shares. Our discussions with the company indicate that Dixon wanted to increase the diversity of his assets. He will still own 27.7% of the shares of Regus, and his economic interests remain strongly aligned with shareholders. Due to its strong fundamentals and positive first half 2016 results, we continue to believe that Regus offers an attractive opportunity.

There was one new security purchased in the Fund this quarter. Hays, which is headquartered in the U.K., is a worldwide provider of permanent and temporary recruitment and human resource services, employing over 9,000 staff across 33 countries. Hays conducts its business across a wide range of industries, including accountancy and finance, construction, information technology, financial services, education and energy, and oil and gas, among others. During the quarter, the Fund sold out of Saft Groupe, Davide Campari, Kansai Paint, Premier Farnell and Prysmian.

Geographically, we ended the quarter with 58% of our holdings in Europe, 22% in Asia and 12% in Australasia. The remaining positions are in North and Latin America.

Oakmark.com 41

Oakmark International Small Cap Fund  September 30, 2016

Portfolio Manager Commentary (continued)

We still maintain hedge positions on two of the Fund's currency exposures, and as of the quarter end, 12% of the Australian dollar and 27% of the Swiss franc exposures were hedged.

Thank you for your continued confidence.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2016

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.4%
INDUSTRIALS - 42.8%
CAPITAL GOODS - 21.9%
Konecranes OYJ (Finland) (b) Industrial Machinery	2,740	$97,079
MTU Aero Engines AG (Germany) Aerospace & Defense	589	59,562
Metso OYJ (Finland) Industrial Machinery	1,773	51,713
Sulzer AG (Switzerland) (c) Industrial Machinery	477	49,840
Morgan Advanced Materials PLC (United Kingdom) Industrial Machinery	13,270	49,811
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	181	45,197
Outotec OYJ (Finland) (a) (b) Construction & Engineering	8,284	39,789
Travis Perkins PLC (United Kingdom) Trading Companies & Distributors	1,852	37,067
Finning International, Inc. (Canada) Trading Companies & Distributors	1,862	34,630
Melrose Industries PLC (United Kingdom) Heavy Electrical Equipment	13,393	30,292
Wajax Corp. (Canada) (b) Trading Companies & Distributors	1,134	12,508
Dorma+Kaba Holding AG (Switzerland) Building Products	11	8,373
Interpump Group SpA (Italy) Industrial Machinery	181	3,078
		518,939
COMMERCIAL & PROFESSIONAL SERVICES - 15.8%
Regus PLC (United Kingdom) Office Services & Supplies	20,650	69,831
Applus Services SA (Spain) (b) Research & Consulting Services	5,803	58,989
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	1,169	53,268
Pagegroup PLC (United Kingdom) Human Resource & Employment Services	11,849	51,634
Mitie Group PLC (United Kingdom) Environmental & Facilities Services	17,195	42,748
ALS, Ltd. (Australia) Research & Consulting Services	9,013	41,114
SThree PLC (United Kingdom) Human Resource & Employment Services	6,352	20,479
Hays PLC (United Kingdom) Human Resource & Employment Services	7,693	12,942
Cleanaway Waste Management, Ltd. (Australia) Environmental & Facilities Services	13,272	11,377
Gategroup Holding AG (Switzerland) Diversified Support Services	118	6,391
Brunel International N.V. (Netherlands) Human Resource & Employment Services	292	5,109
		373,882
	Shares	Value
TRANSPORTATION - 5.1%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	268	$37,386
DSV AS (Denmark) Trucking	652	32,448
Freightways, Ltd. (New Zealand) Air Freight & Logistics	5,436	26,005
BBA Aviation PLC (United Kingdom) Airport Services	7,615	24,667
		120,506
		1,013,327
FINANCIALS - 19.3%
DIVERSIFIED FINANCIALS - 13.0%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,233	90,844
Azimut Holding SPA (Italy) Asset Management & Custody Banks	4,718	69,435
Element Financial Corp. (Canada) Specialized Finance	5,007	62,669
Aberdeen Asset Management PLC (United Kingdom) Asset Management & Custody Banks	8,659	36,623
EFG International AG (Switzerland) Asset Management & Custody Banks	6,938	34,063
Ichiyoshi Securities Co., Ltd. (Japan) (b) Investment Banking & Brokerage	1,878	14,128
		307,762
BANKS - 6.3%
BNK Financial Group, Inc. (South Korea) Regional Banks	11,172	87,033
DGB Financial Group, Inc. (South Korea) Regional Banks	7,636	62,609
		149,642
		457,404
CONSUMER DISCRETIONARY - 9.3%
MEDIA - 3.5%
SKY Network Television, Ltd. (New Zealand) Cable & Satellite	12,302	44,071
Hakuhodo DY Holdings, Inc. (Japan) Advertising	3,397	39,458
		83,529
CONSUMER SERVICES - 3.1%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	56,377	73,992
RETAILING - 1.5%
Hengdeli Holdings, Ltd. (Hong Kong) (a) Specialty Stores	219,933	24,386
China ZhengTong Auto Services Holdings, Ltd. (China) Automotive Retail	32,112	10,143
		34,529

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark International Small Cap Fund  September 30, 2016

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.4% (continued)
CONSUMER DISCRETIONARY - 9.3% (continued)
AUTOMOBILES & COMPONENTS - 0.9%
Ferrari N.V. (Italy) Automobile Manufacturers	384	$19,916
CONSUMER DURABLES & APPAREL - 0.3%
Cosmo Lady China Holdings Co., Ltd. (China) Apparel, Accessories & Luxury Goods	17,876	7,375
		219,341
INFORMATION TECHNOLOGY - 8.2%
SOFTWARE & SERVICES - 6.1%
Atea ASA (Norway) (b) IT Consulting & Other Services	7,322	74,190
Totvs SA (Brazil) Systems Software	3,986	37,235
Otsuka Corp. (Japan) IT Consulting & Other Services	689	32,420
		143,845
TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
Hirose Electric Co., Ltd. (Japan) Electronic Components	379	49,387
		193,232
HEALTH CARE - 5.3%
HEALTH CARE EQUIPMENT & SERVICES - 3.4%
Primary Health Care, Ltd. (Australia) (b) Health Care Services	17,336	52,542
Amplifon S.p.A. (Italy) Health Care Distributors	1,444	14,827
Ansell, Ltd. (Australia) Health Care Supplies	714	12,565
		79,934
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.9%
QIAGEN N.V. (United States) (a) Life Sciences Tools & Services	1,666	45,721
		125,655
MATERIALS - 5.1%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	38,023	82,065
Titan Cement Co. SA (Greece) Construction Materials	1,610	37,948
		120,013
CONSUMER STAPLES - 3.1%
FOOD & STAPLES RETAILING - 3.1%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,358	73,366
	Shares	Value
REAL ESTATE - 2.5%
LSL Property Services PLC (United Kingdom) (b) Real Estate Services	10,413	$28,817
Countrywide PLC (United Kingdom) (b) Real Estate Services	11,145	31,259
		60,076
TELECOMMUNICATION SERVICES - 0.8%
Tower Bersama Infrastructure Tbk PT (Indonesia) Wireless Telecommunication Services	40,501	18,930
TOTAL COMMON STOCKS - 96.4% (COST $2,450,005)		2,281,344
	Par Value	Value
SHORT TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.15% dated 09/30/16 due 10/03/16, repurchase price $63,293, collateralized by a United States Treasury Bond, 8.500%, due 02/15/20, value plus accrued interest of $64,560 (Cost: $63,292)	$63,292	63,292
TOTAL SHORT TERM INVESTMENTS - 2.7% (COST $63,292)		63,292
TOTAL INVESTMENTS - 99.1% (COST $2,513,297)		2,344,636
Foreign Currencies (Cost $945) - 0.0% (d)		945
Other Assets In Excess of Liabilities - 0.9%		21,051
TOTAL NET ASSETS - 100.0%		$2,366,632

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of this security is out on loan.

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

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Oakmark.com 45

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2016

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund		Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$14,778,626		$4,998,083		$16,022,921		$2,343,559		$2,032,211	$20,344,221	$2,197,862
Investments in affiliated securities, at value (b)	0		0		0		0		0	3,304,060	146,774
Cash	0		1,684		0		0		0	0	0
Foreign currency, at value (c)	0	(d)	0		0	(d)	0	(d)	0	2,324	945
Receivable for:
Securities sold	15,549		23,925		80,587		12,729		1,052	127,335	28,155
Fund shares sold	9,649		4,239		9,120		914		1,237	39,646	1,591
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	31,121		2,466		39,957		3,042		3,465	48,575	4,215
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0		0		0	4,506	938
Tax reclaim from unaffiliated securities	4,223		28		13,896		3,913		4,277	55,907	4,205
Tax reclaim from affiliated securities	0		0		0		0		0	608	0
Total receivables	60,542		30,658		143,560		20,598		10,031	276,577	39,104
Other assets	2		1		1		1		1	2	1
Total assets	$14,839,170		$5,030,426		$16,166,482		$2,364,158		$2,042,243	$23,927,184	$2,384,686
Liabilities and Net Assets
Payable for:
Securities purchased	$0		$25,609		$23,575		$5,174		$0	$64,389	$8,006
Fund shares redeemed	19,585		4,918		24,660		2,384		4,099	37,530	6,968
Forward foreign currency contracts	0		0		0		562		237	5,024	1,102
Investment advisory fee	1,550		607		1,545		333		282	2,798	377
Other shareholder servicing fees	2,337		502		2,497		414		264	4,660	744
Transfer and dividend disbursing agent fees	196		98		142		59		28	229	50
Trustee fees	1		1		1		1		1	2	1
Deferred trustee compensation	1,065		938		917		444		14	740	425
Other	1,215		408		1,208		284		253	1,800	381
Total liabilities	25,949		33,081		54,545		9,655		5,178	117,172	18,054
Net assets applicable to Fund shares outstanding	$14,813,221		$4,997,345		$16,111,937		$2,354,503		$2,037,065	$23,810,012	$2,366,632
Analysis of Net Assets
Paid in capital	$9,713,122		$3,220,178		$11,728,196		$2,066,903		$1,874,231	$25,243,736	$2,481,690
Accumulated undistributed net realized gain (loss) on investments, forward contracts, written options and foreign currency transactions	249,780		246,002		466,829		(19,198)		(13,954)	(1,163,503)	6,950
Net unrealized appreciation (depreciation) on investments, forward contracts, written options and foreign currency translation	4,713,753		1,492,265		3,746,198		289,337		154,797	(702,686)	(169,981)
Accumulated undistributed net investment income (Distributions in excess of net investment income)	136,566		38,900		170,714		17,461		21,991	432,465	47,973
Net assets applicable to Fund shares outstanding	$14,813,221		$4,997,345		$16,111,937		$2,354,503		$2,037,065	$23,810,012	$2,366,632
Price of Shares
Net asset value, offering and redemption price per share: Class I	$68.70		$40.99		$30.20		$26.36		$15.81	$21.66	$14.84
Class I—Net assets	$14,635,995		$4,962,707		$15,367,713		$2,328,926		$2,037,065	$23,277,737	$2,365,149
Class I—Shares outstanding (Unlimited shares authorized)	213,030		121,076		508,798		88,349		128,841	1,074,493	159,350
Net asset value, offering and redemption price per share: Class II	$68.34	(e)	$40.44	(e)	$30.00		$25.65		$0	$21.74	$14.75	(e)
Class II—Net assets	$177,226		$34,638		$744,224		$25,577		$0	$532,275	$1,483
Class II—Shares outstanding (Unlimited shares authorized)	2,593		857		24,811		997		0	24,484	101
(a) Identified cost of investments in unaffiliated securities	$10,064,873		$3,505,818		$12,276,723		$2,053,491		$1,877,037	$20,115,696	$2,303,404
(b) Identified cost of investments in affiliated securities	0		0		0		0		0	4,228,254	209,893
(c) Identified cost of foreign currency	0	(d)	0		0	(d)	0	(d)	0	2,329	945
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2016.

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark.com 47

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2016

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$319,604	$74,902	$217,444	$65,382	$50,496	$577,334	$98,143
Dividends from affiliated securities	0	0	11,243	0	0	173,832	21,274
Interest income from unaffiliated securities	5,922	19,429	114,282	32	63	2,553	70
Interest income from affiliated securities	0	0	369	0	0	0	0
Security lending income	0	6,491	0 (a)	95	49	2,959	684
Foreign taxes withheld	(4,157)	(63)	(2,420)	(3,339)	(2,840)	(66,256)	(6,360)
Total investment income	321,369	100,759	340,918	62,170	47,768	690,422	113,811
Expenses:
Investment advisory fee	118,021	46,078	115,783	26,933	21,111	213,294	29,172
Transfer and dividend disbursing agent fees	1,062	539	792	294	110	1,103	164
Other shareholder servicing fees	16,940	3,510	13,523	2,673	1,700	29,321	4,733
Service fee—Class II	461	88	1,917	66	0	1,351	4
Reports to shareholders	3,045	933	2,193	583	400	4,134	751
Custody and accounting fees	322	93	422	248	161	4,395	595
Registration and blue sky expenses	203	124	128	48	130	464	59
Trustees fees	394	265	390	185	133	458	182
Legal fees	290	171	299	141	137	391	141
Audit and tax services fees	53	26	52	22	21	61	19
Other	587	388	576	311	315	730	304
Total expenses	141,378	52,215	136,075	31,504	24,218	255,702	36,124
Net Investment Income	$179,991	$48,544	$204,843	$30,666	$23,550	$434,720	$77,687
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	236,331	245,392	484,017	(13,878)	(9,290)	(637,223)	34,816
Affiliated investments	0	0	(17,415)	0	0	(273,485)	(19,410)
Forward foreign currency contracts	0	0	0	3,049	1,486	20,106	4,005
Foreign currency transactions	0	0	70	412	288	848	(1,044)
Written options	16,395	33,488	0	0	0	0	0
Net realized gain (loss)	252,726	278,880	466,672	(10,417)	(7,516)	(889,754)	18,367
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,565,243	236,613	501,016	46,671	166,283	1,813,223	130,028
Affiliated investments	0	0	0	0	0	245,435	(67,828)
Forward foreign currency contracts	0	0	0	(2,326)	(635)	(20,186)	(5,491)
Foreign currency translation	0	0	0	33	35	824	7
Written options	0	(5,002)	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	1,565,243	231,611	501,016	44,378	165,683	2,039,296	56,716
Net realized and unrealized gain	1,817,969	510,491	967,688	33,961	158,167	1,149,542	75,083
Net increase (decrease) in net assets resulting from operations	$1,997,960	$559,035	$1,172,531	$64,627	$181,717	$1,584,262	$152,770

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$179,991	$162,347
Net realized gain (loss)	252,726	92,078
Net change in unrealized appreciation (depreciation)	1,565,243	(1,118,691)
Net increase (decrease) in net assets from operations	1,997,960	(864,266)
Distributions to shareholders from:
Net investment income—Class I	(159,195)	(105,542)
Net investment income—Class II	(1,174)	(827)
Net realized gain—Class I	(79,584)	(1,026,183)
Net realized gain—Class II	(942)	(12,168)
Total distributions to shareholders	(240,895)	(1,144,720)
From Fund share transactions:
Proceeds from shares sold—Class I	2,555,808	4,657,970
Proceeds from shares sold—Class II	27,881	107,384
Reinvestment of distributions—Class I	225,429	1,034,574
Reinvestment of distributions—Class II	1,424	9,135
Payment for shares redeemed—Class I	(6,324,990)	(3,751,484)
Payment for shares redeemed—Class II	(68,784)	(69,304)
Net increase (decrease) in net assets from Fund share transactions	(3,583,232)	1,988,275
Total decrease in net assets	(1,826,167)	(20,711)
Net assets:
Beginning of year	16,639,388	16,660,099
End of year	$14,813,221	$16,639,388
Accumulated undistributed net investment income	$136,566	$130,361
Fund Share Transactions—Class I:
Shares sold	40,701	69,969
Shares issued in reinvestment of dividends	3,589	15,652
Less shares redeemed	(101,179)	(56,579)
Net increase (decrease) in shares outstanding	(56,889)	29,042
Fund Share Transactions—Class II:
Shares sold	447	1,609
Shares issued in reinvestment of dividends	23	139
Less shares redeemed	(1,086)	(1,042)
Net increase (decrease) in shares outstanding	(616)	706

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$48,544	$12,852
Net realized gain (loss)	278,880	(23,570)
Net change in unrealized appreciation (depreciation)	231,611	(373,571)
Net increase (decrease) in net assets from operations	559,035	(384,289)
Distributions to shareholders from:
Net investment income—Class I	(17,524)	0
Net realized gain—Class I	0	(787,839)
Net realized gain—Class II	0	(3,842)
Total distributions to shareholders	(17,524)	(791,681)
From Fund share transactions:
Proceeds from shares sold—Class I	713,145	1,987,726
Proceeds from shares sold—Class II	5,874	30,881
Reinvestment of distributions—Class I	15,156	691,226
Reinvestment of distributions—Class II	0	2,566
Payment for shares redeemed—Class I	(1,802,497)	(2,249,473)
Payment for shares redeemed—Class II	(11,904)	(14,140)
Net increase (decrease) in net assets from Fund share transactions	(1,080,226)	448,786
Total decrease in net assets	(538,715)	(727,184)
Net assets:
Beginning of year	5,536,060	6,263,244
End of year	$4,997,345	$5,536,060
Accumulated undistributed net investment income	$38,900	$8,479
Fund Share Transactions—Class I:
Shares sold	18,889	47,737
Shares issued in reinvestment of dividends	392	17,067
Less shares redeemed	(47,664)	(54,887)
Net increase (decrease) in shares outstanding	(28,383)	9,917
Fund Share Transactions—Class II:
Shares sold	160	748
Shares issued in reinvestment of dividends	0	64
Less shares redeemed	(316)	(350)
Net increase (decrease) in shares outstanding	(156)	462

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$204,843	$212,700
Net realized gain (loss)	466,672	987,379
Net change in unrealized appreciation (depreciation)	501,016	(1,604,477)
Net increase (decrease) in net assets from operations	1,172,531	(404,398)
Distributions to shareholders from:
Net investment income—Class I	(188,041)	(153,860)
Net investment income—Class II	(5,787)	(5,380)
Net realized gain—Class I	(852,456)	(1,552,733)
Net realized gain—Class II	(42,531)	(92,069)
Total distributions to shareholders	(1,088,815)	(1,804,042)
From Fund share transactions:
Proceeds from shares sold—Class I	1,367,059	2,240,208
Proceeds from shares sold—Class II	109,340	189,738
Reinvestment of distributions—Class I	979,322	1,604,153
Reinvestment of distributions—Class II	42,857	86,561
Payment for shares redeemed—Class I	(4,342,391)	(3,859,786)
Payment for shares redeemed—Class II	(314,226)	(416,085)
Net decrease in net assets from Fund share transactions	(2,158,039)	(155,211)
Total decrease in net assets	(2,074,323)	(2,363,651)
Net assets:
Beginning of year	18,186,260	20,549,911
End of year	$16,111,937	$18,186,260
Accumulated undistributed net investment income	$170,714	$180,013
Fund Share Transactions—Class I:
Shares sold	47,194	69,270
Shares issued in reinvestment of dividends	34,435	50,461
Less shares redeemed	(149,324)	(119,604)
Net increase (decrease) in shares outstanding	(67,695)	127
Fund Share Transactions—Class II:
Shares sold	3,800	5,891
Shares issued in reinvestment of dividends	1,514	2,737
Less shares redeemed	(10,780)	(12,991)
Net decrease in shares outstanding	(5,466)	(4,363)

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$30,666	$29,883
Net realized gain (loss)	(10,417)	136,813
Net change in unrealized appreciation (depreciation)	44,378	(387,077)
Net increase (decrease) in net assets from operations	64,627	(220,381)
Distributions to shareholders from:
Net investment income—Class I	(33,772)	(40,156)
Net investment income—Class II	(216)	(322)
Net realized gain—Class I	(51,276)	(197,597)
Net realized gain—Class II	(556)	(2,331)
Total distributions to shareholders	(85,820)	(240,406)
From Fund share transactions:
Proceeds from shares sold—Class I	280,750	426,324
Proceeds from shares sold—Class II	3,638	7,343
Reinvestment of distributions—Class I	79,112	222,510
Reinvestment of distributions—Class II	685	2,373
Payment for shares redeemed—Class I	(960,631)	(746,089)
Payment for shares redeemed—Class II	(10,906)	(14,209)
Net decrease in net assets from Fund share transactions	(607,352)	(101,748)
Total decrease in net assets	(628,545)	(562,535)
Net assets:
Beginning of year	2,983,048	3,545,583
End of year	$2,354,503	$2,983,048
Accumulated undistributed net investment income	$17,461	$17,621
Fund Share Transactions—Class I:
Shares sold	11,000	14,543
Shares issued in reinvestment of dividends	2,932	7,626
Less shares redeemed	(37,591)	(25,634)
Net decrease in shares outstanding	(23,659)	(3,465)
Fund Share Transactions—Class II:
Shares sold	147	255
Shares issued in reinvestment of dividends	26	83
Less shares redeemed	(435)	(492)
Net decrease in shares outstanding	(262)	(154)

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$23,550	$14,407
Net realized gain (loss)	(7,516)	148,153
Net change in unrealized appreciation (depreciation)	165,683	(246,659)
Net increase (decrease) in net assets from operations	181,717	(84,099)
Distributions to shareholders from:
Net investment income—Class I	(17,056)	(16,577)
Net realized gain—Class I	(100,960)	(90,353)
Total distributions to shareholders	(118,016)	(106,930)
From Fund share transactions:
Proceeds from shares sold—Class I	649,482	722,485
Reinvestment of distributions—Class I	105,015	89,569
Payment for shares redeemed—Class I	(814,528)	(524,922)
Net increase (decrease) in net assets from Fund share transactions	(60,031)	287,132
Total increase in net assets	3,670	96,103
Net assets:
Beginning of year	2,033,395	1,937,292
End of year	$2,037,065	$2,033,395
Accumulated undistributed net investment income	$21,991	$15,107
Fund Share Transactions—Class I:
Shares sold	42,869	43,998
Shares issued in reinvestment of dividends	6,815	5,588
Less shares redeemed	(54,704)	(32,188)
Net increase (decrease) in shares outstanding	(5,020)	17,398

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$434,720	$528,081
Net realized gain (loss)	(889,754)	1,052,652
Net change in unrealized appreciation (depreciation)	2,039,296	(4,335,228)
Net increase (decrease) in net assets from operations	1,584,262	(2,754,495)
Distributions to shareholders from:
Net investment income—Class I	(585,096)	(571,149)
Net investment income—Class II	(10,674)	(9,359)
Net realized gain—Class I	(688,352)	(1,205,922)
Net realized gain—Class II	(15,185)	(24,101)
Total distributions to shareholders	(1,299,307)	(1,810,531)
From Fund share transactions:
Proceeds from shares sold—Class I	6,945,769	8,287,329
Proceeds from shares sold—Class II	173,213	292,692
Reinvestment of distributions—Class I	1,064,599	1,429,773
Reinvestment of distributions—Class II	16,780	21,706
Payment for shares redeemed—Class I	(10,927,323)	(9,090,166)
Payment for shares redeemed—Class II	(222,233)	(200,572)
Net increase (decrease) in net assets from Fund share transactions	(2,949,195)	740,762
Total decrease in net assets	(2,664,240)	(3,824,264)
Net assets:
Beginning of year	26,474,252	30,298,516
End of year	$23,810,012	$26,474,252
Accumulated undistributed net investment income	$432,465	$655,480
Fund Share Transactions—Class I:
Shares sold	338,391	341,575
Shares issued in reinvestment of dividends	50,146	60,636
Less shares redeemed	(528,385)	(377,963)
Net increase (decrease) in shares outstanding	(139,848)	24,248
Fund Share Transactions—Class II:
Shares sold	8,292	11,962
Shares issued in reinvestment of dividends	787	915
Less shares redeemed	(10,719)	(8,249)
Net increase (decrease) in shares outstanding	(1,640)	4,628

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
From Operations:
Net investment income	$77,687	$36,470
Net realized gain (loss)	18,367	126,323
Net change in unrealized appreciation (depreciation)	56,716	(275,003)
Net increase (decrease) in net assets from operations	152,770	(112,210)
Distributions to shareholders from:
Net investment income—Class I	(68,535)	(47,555)
Net investment income—Class II	(38)	(37)
Net realized gain—Class I	(67,833)	(166,420)
Net realized gain—Class II	(44)	(172)
Total distributions to shareholders	(136,450)	(214,184)
From Fund share transactions:
Proceeds from shares sold—Class I	557,728	1,078,421
Proceeds from shares sold—Class II	312	744
Reinvestment of distributions—Class I	123,630	188,923
Reinvestment of distributions—Class II	48	86
Payment for shares redeemed—Class I	(1,184,763)	(999,898)
Payment for shares redeemed—Class II	(830)	(1,892)
Redemption fees—Class I	297	652
Redemption fees—Class II	0 (a)	1
Net increase (decrease) in net assets from Fund share transactions	(503,578)	267,037
Total decrease in net assets	(487,258)	(59,357)
Net assets:
Beginning of year	2,853,890	2,913,247
End of year	$2,366,632	$2,853,890
Accumulated undistributed net investment income	$47,973	$41,384
Fund Share Transactions—Class I:
Shares sold	39,793	68,068
Shares issued in reinvestment of dividends	8,875	12,799
Less shares redeemed	(84,318)	(63,512)
Net increase (decrease) in shares outstanding	(35,650)	17,355
Fund Share Transactions—Class II:
Shares sold	22	47
Shares issued in reinvestment of dividends	3	6
Less shares redeemed	(57)	(121)
Net decrease in shares outstanding	(32)	(68)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the year ended September 30, 2016.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the mean of the most recent bid and asked quotations.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Oakmark.com 57

Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Adviser's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the assumptions of Harris Associates L.P. (the "Adviser") based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At September 30, 2016, there were no transfers between level 1 and level 2 securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$13,992,499	$0	$0
Convertible Bond	0	161,151	0
Short Term Investments	0	624,976	0
Total	$13,992,499	$786,127	$0
Select
Common Stocks	$4,769,853	$0	$0
Short Term Investments	0	228,230	0
Total	$4,769,853	$228,230	$0
Equity and Income
Common Stocks	$10,065,732	$0	$0
Government and Agency Securities	0	1,361,645	0
Corporate Bonds	0	2,026,503	0
Asset Backed Securities	0	11,451	0
Convertible Bonds	0	10,025	0
Short Term Investments	0	2,547,565	0
Total	$10,065,732	$5,957,189	$0
Global
Common Stocks	$2,304,311	$0	$0
Short Term Investments	0	39,248	0
Forward Foreign Currency Contracts—Liabilities	0	(562)	0
Total	$2,304,311	$38,686	$0
Global Select
Common Stocks	$1,947,231	$0	$0
Short Term Investments	0	84,980	0
Forward Foreign Currency Contracts—Liabilities	0	(237)	0
Total	$1,947,231	$84,743	$0

58 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$23,085,660	$0	$0
Short Term Investments	0	562,621	0
Forward Foreign Currency Contracts—Liabilities	0	(5,024)	0
Total	$23,085,660	$557,597	$0
Int'l Small Cap
Common Stocks	$2,281,344	$0	$0
Short Term Investments	0	63,292	0
Forward Foreign Currency Contracts—Liabilities	0	(1,102)	0
Total	$2,281,344	$62,190	$0

Offsetting assets and liabilities

Accounting Standards Codification 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2016 certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the table included in the Forward foreign currency contracts section of Note 1 to Financial Statements.

At September 30, 2016 each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between

Oakmark.com 59

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Notes to Financial Statements (continued)

the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2016 Global, Global Select, International, and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 9/30/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	11,804	12/21/16	$9,017	$(332)
Swiss Franc	83,583	03/15/17	86,953	(230)
			$95,970	$(562)

During the year ended September 30, 2016 the notional value of forward foreign currency contracts opened for Global were $199,786 and the notional value of settled contracts was $235,972 (in thousands).

Global Select

	Local Contract Amount	Settlement Date	Valuation at 9/30/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	86,263	03/15/17	$89,741	$(237)
			$89,741	$(237)

During the year ended September 30, 2016 the notional value of forward foreign currency contracts opened for Global Select were $187,008 and the notional value of settled contracts was $179,908 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 9/30/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	104,415	12/21/16	$79,763	$(2,939)
Swiss Franc	757,502	03/15/17	788,047	(2,085)
			$867,810	$(5,024)

During the year ended September 30, 2016 the notional value of forward foreign currency contracts opened for International were $1,664,238 and the notional value of settled contracts was $1,620,936 (in thousands).

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 9/30/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	32,220	12/21/16	$24,613	$(907)
Swiss Franc	70,874	03/15/17	73,732	(195)
			$98,345	$(1,102)

During the year ended September 30, 2016 the notional value of forward foreign currency contracts opened for Int'l Small Cap were $183,899 and the notional value of settled contracts was $219,619 (in thousands).

60 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2016 none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2016 none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select wrote put options during the year ended September 30, 2016, as follows (in thousands):

Oakmark

	Number of Contracts	Premiums
Options outstanding at September 30, 2015	0	$0
Options written	6	16,395
Options exercised	(6)	(16,395)
Options outstanding at September 30, 2016	0	$0

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Oakmark Funds

Notes to Financial Statements (continued)

Select

	Number of Contracts	Premiums
Options outstanding at September 30, 2015	51	$12,393
Options written	55	28,057
Options expired	(51)	(13,155)
Options bought back	(51)	(12,393)
Options exercised	(4)	(14,902)
Options outstanding at September 30, 2016	0	$0

Credit facility

The Trust has a $300 million committed unsecured line of credit and a $200 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.18% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2016.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2016 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2016 all of the Funds held repurchase agreements.

Security lending

Each Fund, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, is included in the Statement of Operations.

At September 30, 2016 International and Int'l Small Cap had securities on loan with a value of $4,691,780 and $1,593,017, respectively, and held as collateral for the loans U.S. Treasury securities with a value of $4,939,000 and $1,606,000, respectively.

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise more than 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

62 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2016 Equity and Income and International held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$29,500	1011778 BC ULC / New Red Finance, Inc.	09/24/14	$29,500	$30,901	0.19%
47,270	Activision Blizzard, Inc.	09/12/13 - 11/13/15	49,719	50,458	0.31%
180,000	Anthem, Inc.	08/11/16 - 09/27/16	179,982	179,982	1.12%
65,700	BMW US Capital LLC	09/28/16 - 09/30/16	65,678	65,678	0.41%
11,450	Cabela's Master Credit Card Trust	10/20/11	11,450	11,451	0.07%
10,000	Chesapeake Energy Corp.	09/30/16	10,000	10,025	0.06%
37,000	Credit Suisse Group AG	12/04/13 - 06/11/14	37,000	37,141	0.23%
14,750	Credit Suisse Group Funding Guernsey, Ltd.	12/07/15 - 06/07/16	14,709	14,946	0.09%
17,665	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	05/17/16	17,658	18,850	0.12%
4,910	EMI Music Publishing Group North America Holdings, Inc.	05/26/16	4,910	5,309	0.03%
28,360	Expedia, Inc.	12/01/15 - 02/05/16	27,913	29,849	0.19%
147,000	General Mills, Inc.	09/16/16 - 09/28/16	146,977	146,977	0.91%
5,590	Glencore Finance Canada, Ltd.	06/01/15 - 06/02/15	5,620	5,597	0.03%
6,000	IMS Health, Inc.	09/14/16	6,000	6,240	0.04%
44,200	International Game Technology PLC	02/09/15	44,212	47,207	0.29%
2,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	06/02/16	2,000	2,103	0.01%
10,000	Kellogg Co.	09/29/16	9,999	9,999	0.06%
278,400	Kraft Food Group, Inc.	08/26/16 - 09/30/16	278,316	278,316	1.73%
6,260	Kraft Heinz Foods Co.	02/17/16 - 02/23/16	6,713	6,903	0.04%
30,930	Live Nation Entertainment, Inc.	08/15/12 - 01/22/15	31,967	32,080	0.20%
2,945	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	04/06/16	2,945	3,194	0.02%
15,795	MSCI, Inc.	08/10/15 - 09/01/16	15,992	16,612	0.10%
420,050	MetLife Short Term Funding LLC	08/17/16 - 09/30/16	419,858	419,858	2.61%
4,920	Penske Truck Leasing Co., LP / PTL Finance Corp.	06/16/15	4,980	4,987	0.03%
3,500	Post Holdings, Inc.	03/12/14 - 07/25/16	3,541	3,621	0.02%
9,810	S&P Global, Inc.	09/19/16	9,727	9,862	0.06%
177,985	Schlumberger Holdings Corp.	12/10/15 - 09/28/16	177,734	178,937	1.11%
6,885	Scientific Games International, Inc.	11/14/14	6,885	7,281	0.05%
4,990	Serta Simmons Bedding LLC	09/26/12 - 09/27/12	4,975	5,215	0.03%
8,895	Sirius XM Radio, Inc.	03/04/15 - 03/26/15	9,357	9,406	0.06%
9,970	Six Flags Entertainment Corp.	12/11/12	9,988	10,294	0.06%
1,965	Tempur Sealy International, Inc.	05/19/16	1,965	2,024	0.01%
10,000	The Howard Hughes Corp.	09/27/13	10,000	10,512	0.07%
2,950	The Manitowoc Co., Inc.	02/08/16	2,824	3,171	0.02%
57,474	Ultra Petroleum Corp.	04/11/14 - 10/28/14	58,173	46,066	0.29%
22,170	Universal Health Services, Inc.	01/14/16 - 05/19/16	22,324	22,976	0.14%
13,675	WESCO Distribution, Inc.	06/02/16 - 06/03/16	13,675	13,709	0.09%
6,885	Wm Wrigley Jr Co.	01/19/16	6,885	6,885	0.04%

Oakmark.com 63

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$6,870	Wolverine World Wide, Inc.	09/16/16 - 09/17/16	$6,870	$6,939	0.04%
				$1,771,561	10.98%

International

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$150,000	J.P. Morgan Securities LLC	04/14/16 - 06/06/16	$149,835	$149,860	0.63%
				$149,860	0.63%

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2016 remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion; and
0.785% over $35 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2017 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

64 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2020, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2016 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2016 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$10,084,062	$4,715,630	$(21,066)	$4,694,564
Select	3,510,775	1,487,308	0	1,487,308
Equity and Income	12,279,379	3,802,390	(58,848)	3,743,542
Global	2,076,058	400,237	(132,736)	267,501
Global Select	1,888,021	271,978	(127,788)	144,190
International	24,777,600	2,179,102	(3,308,421)	(1,129,319)
Int'l Small Cap	2,535,251	249,520	(440,135)	(190,615)

At September 30, 2016 Global Select and International had short-term unlimited capital loss carryforwards of $2,969 and $72,420, respectively, (in thousands).

During the year ended September 30, 2016 as permitted under federal income tax regulations, Global and International elected to defer $5,425 and $657,433 of late year capital losses (in thousands).

At September 30, 2016 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$137,611	$286,411	$424,022
Select	51,408	239,351	290,759
Equity and Income	174,511	466,554	641,065
Global	26,687	0	26,687
Global Select	21,781	0	21,781
International	428,363	0	428,363
Int'l Small Cap	58,731	17,408	76,139

Oakmark.com 65

Oakmark Funds

Notes to Financial Statements (continued)

During the year ended September 30, 2016 and the year ended September 30, 2015 the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2016		Year Ended September 30, 2015
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$160,369	$80,526	$106,369	$1,038,351
Select	17,524	0	0	791,681
Equity and Income	193,828	894,987	179,672	1,624,370
Global	33,988	51,832	60,218	180,188
Global Select	17,056	100,960	43,739	63,191
International	595,770	703,537	751,912	1,058,619
Int'l Small Cap	68,573	67,877	47,592	166,592

On September 30, 2016 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, passive foreign investment companies, and distribution re-designations. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity & Income	Global	Global Select	International	Int'l Small Cap
Purchases	$3,074,335	$1,924,548	$2,338,040	$840,816	$335,658	$10,859,268	$940,211
Proceeds from sales	6,454,142	2,756,257	3,865,916	1,479,020	446,219	14,312,233	1,435,989

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2016 were $140,483 and $295,284, respectively, for Equity and Income.

During the year ended September 30, 2016 Oakmark, Select and Equity and Income engaged in sale transactions (in thousands) totaling $324,652, $308,781 and $15,871, respectively, with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the 1940 act.

5.  INVESTMENTS IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2016. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares/ Par Value	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2015	Value September 30, 2016
Flowserve Corp. (a)	4,203	$21,694	$161,548	$4,346	$0	$301,877	$202,742
Foot Locker, Inc. (a)	6,369	0	54,664	6,897	0	518,644	431,309
Foot Locker, Inc., 8.50%, due 01/15/22 (a)	4,340	0	0	0	369	5,100	5,121
TOTALS		$21,694	$216,212	$11,243	$369	$825,621	$639,172

66 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2015	Value September 30, 2016
Ashtead Group PLC	32,664	$407,113	$83,117	$8,866	$108,338	$538,107
Bureau Veritas SA (a)	16,877	228,517	195,864	8,867	314,504	362,020
CNH Industrial N.V.	95,182	20,343	9,927	13,719	610,015	681,094
EXOR SpA	14,058	88,358	0	5,578	521,020	569,299
G4S PLC	96,841	257,830	0	12,316	59,200	285,936
Meggitt PLC (a)	37,317	14,725	30,403	7,843	287,812	218,144
Melco Crown Entertainment, Ltd.	24,659	139,374	183,861	18,122	366,900	397,262
Nomura Holdings, Inc. (a)	141,300	227,361	222,149	14,293	847,332	621,604
OMRON Corp. (a)	9,468	119,170	287,134	8,535	434,181	336,589
Orica, Ltd.	36,453	33,447	0	19,348	352,775	424,067
Prada SpA (a)	118,009	23,153	56,990	16,606	489,101	376,556
SKF AB, Class B	23,651	0	12,895	16,455	447,292	408,295
Smiths Group PLC (a)	13,221	0	161,710	14,094	346,190	250,879
Willis Towers Watson PLC (a)	3,426	92,538	332,477	9,190	584,696	454,927
TOTALS		$1,651,929	$1,576,527	$173,832	$5,769,356	$5,924,779

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2015	Value September 30, 2016
Applus Services SA (a)	5,803	$21,100	$15,033	$970	$48,270	$58,989
Atea ASA	7,322	0	4,208	6,188	71,149	74,190
Countrywide PLC	11,145	26,857	1,190	2,406	52,838	31,259
Ichiyoshi Securities Co., Ltd. (a)	1,878	0	2,743	818	19,125	14,128
Konecranes OYJ (a)	2,740	2,845	19,258	3,963	81,679	97,079
LSL Property Services PLC	10,413	0	7	1,807	53,966	28,817
Outotec OYJ (a)	8,284	2,458	8,029	0	34,491	39,789
Premier Farnell PLC (b)	0	0	53,550	1,066	39,762	0
Primary Health Care Ltd. (a)	17,336	17,891	33,298	1,924	59,081	52,542
Saft Groupe SA (b)	0	4,578	69,091	1,252	49,634	0
Wajax Corp.	1,134	2,970	314	880	15,772	12,509
TOTALS		$78,699	$206,721	$21,274	$525,767	$409,302

(a)  Due to transactions during the year ended September 30, 2016, the company is no longer an affiliate.

(b)  Position in issuer liquidated during the year ended September 30, 2016.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

Oakmark.com 67

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$60.93	$68.46		$59.73	$48.97	$37.87
Income From Investment Operations:
Net Investment Income	0.82	0.59		0.43	0.42 (a)	0.36 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	7.85	(3.57)		11.22	12.22	11.09
Total From Investment Operations	8.67	(2.98)		11.65	12.64	11.45
Less Distributions:
From Net Investment Income	(0.60)	(0.42)		(0.32)	(0.38)	(0.35)
From Capital Gains	(0.30)	(4.13)		(2.60)	(1.50)	0.00
Total Distributions	(0.90)	(4.55)		(2.92)	(1.88)	(0.35)
Redemption Fees	0.00	0.00		0.00	0.00	0.00 (b)
Net Asset Value, End of Year	$68.70	$60.93		$68.46	$59.73	$48.97
Total Return	14.36%	-4.87%		20.01%	26.75%	30.43%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$14,636.0	$16,445.0		$16,489.4	$10,409.0	$6,738.7
Ratio of Expenses to Average Net Assets	0.89%	0.85	%(c)	0.87%	0.95%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.14%	0.92%		0.76%	0.78%	0.81%
Portfolio Turnover Rate	20%	33%		25%	19%	27%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$60.59	$68.18		$59.58	$48.89	$37.78
Income From Investment Operations:
Net Investment Income	0.59	0.38	(a)	0.23	0.27 (a)	0.24 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	7.83	(3.56)		11.19	12.20	11.09
Total From Investment Operations	8.42	(3.18)		11.42	12.47	11.33
Less Distributions:
From Net Investment Income	(0.37)	(0.28)		(0.22)	(0.28)	(0.22)
From Capital Gains	(0.30)	(4.13)		(2.60)	(1.50)	0.00
Total Distributions	(0.67)	(4.41)		(2.82)	(1.78)	(0.22)
Redemption Fees	0.00	0.00		0.00	0.00	0.00 (b)
Net Asset Value, End of Year	$68.34	$60.59		$68.18	$59.58	$48.89
Total Return	14.00%	-5.19%		19.64%	26.41%	30.11%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$177.2	$194.4		$170.7	$93.8	$36.1
Ratio of Expenses to Average Net Assets	1.21%	1.19	%(c)	1.18%	1.23%	1.30%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.57%		0.45%	0.49%	0.54%
Portfolio Turnover Rate	20%	33%		25%	19%	27%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes interest expense that amounts to less than 0.01%.

68 OAKMARK FUNDS

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$36.79	$44.71	$37.74		$32.33	$25.50
Income From Investment Operations:
Net Investment Income (Loss)	0.39	0.08 (a)	(0.00	)(b)	0.04	0.04
Net Gain (Loss) on Investments (both realized and unrealized)	3.93	(2.60)	9.14		8.40	6.85
Total From Investment Operations	4.32	(2.52)	9.14		8.44	6.89
Less Distributions:
From Net Investment Income	(0.12)	0.00	(0.04)		(0.03)	(0.06)
From Capital Gains	0.00	(5.40)	(2.13)		(3.00)	0.00
Total Distributions	(0.12)	(5.40)	(2.17)		(3.03)	(0.06)
Redemption Fees	0.00	0.00	0.00		0.00	0.00 (b)
Net Asset Value, End of Year	$40.99	$36.79	$44.71		$37.74	$32.33
Total Return	11.76%	-6.75%	25.03%		28.40%	27.05%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$4,962.7	$5,499.3	$6,238.8		$3,944.6	$3,029.5
Ratio of Expenses to Average Net Assets	0.98%	0.95%	0.95%		1.01%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92%	0.20%	(0.03)%		0.11%	0.11%
Portfolio Turnover Rate	38%	46%	37%		24%	32%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$36.31	$44.32		$37.50	$32.21	$25.43
Income From Investment Operations:
Net Investment Income (Loss)	0.23 (a)	(0.05	)(a)	(0.18)	(0.11)	(0.06	)(a)
Net Gain (Loss) on Investments (both realized and unrealized)	3.90	(2.56)		9.13	8.40	6.84
Total From Investment Operations	4.13	(2.61)		8.95	8.29	6.78
Less Distributions:
From Capital Gains	0.00	(5.40)		(2.13)	(3.00)	0.00
Total Distributions	0.00	(5.40)		(2.13)	(3.00)	0.00
Redemption Fees	0.00	0.00		0.00	0.00	0.00	(b)
Net Asset Value, End of Year	$40.44	$36.31		$44.32	$37.50	$32.21
Total Return	11.37%	-7.04%		24.66%	27.99%	26.66%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$34.6	$36.8		$24.4	$15.0	$11.8
Ratio of Expenses to Average Net Assets	1.32%	1.27%		1.23%	1.33%	1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	(0.12)%		(0.30)%	(0.21)%	(0.21)%
Portfolio Turnover Rate	38%	46%		37%	24%	32%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

Oakmark.com 69

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$29.98	$33.65	$33.06	$29.09		$25.62
Income From Investment Operations:
Net Investment Income	0.36 (a)	0.36	0.29	0.28		0.25
Net Gain (Loss) on Investments (both realized and unrealized)	1.73	(1.04)	3.02	4.68		4.07
Total From Investment Operations	2.09	(0.68)	3.31	4.96		4.32
Less Distributions:
From Net Investment Income	(0.34)	(0.27)	(0.17)	(0.27)		(0.38)
From Capital Gains	(1.53)	(2.72)	(2.55)	(0.72)		(0.47)
Total Distributions	(1.87)	(2.99)	(2.72)	(0.99)		(0.85)
Net Asset Value, End of Year	$30.20	$29.98	$33.65	$33.06		$29.09
Total Return	7.34%	-2.53%	10.39%	17.63%		17.19%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$15,367.7	$17,285.5	$19,392.7	$18,222.5		$17,889.0
Ratio of Expenses to Average Net Assets	0.79%	0.75%	0.74%	0.77%		0.78%
Ratio of Net Investment Income to Average Net Assets	1.22%	1.06%	0.85%	0.89%		0.84%
Portfolio Turnover Rate	18%	25%	18%	25	%(b)	29%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$29.75	$33.41	$32.83	$28.90		$25.45
Income From Investment Operations:
Net Investment Income	0.26 (a)	0.25	0.18 (a)	0.17		0.15
Net Gain (Loss) on Investments (both realized and unrealized)	1.73	(1.03)	3.00	4.66		4.05
Total From Investment Operations	1.99	(0.78)	3.18	4.83		4.20
Less Distributions:
From Net Investment Income	(0.21)	(0.16)	(0.05)	(0.18)		(0.28)
From Capital Gains	(1.53)	(2.72)	(2.55)	(0.72)		(0.47)
Total Distributions	(1.74)	(2.88)	(2.60)	(0.90)		(0.75)
Net Asset Value, End of Year	$30.00	$29.75	$33.41	$32.83		$28.90
Total Return	7.02%	-2.84%	10.04%	17.23%		16.82%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$744.2	$900.7	$1,157.2	$1,211.4		$1,288.0
Ratio of Expenses to Average Net Assets	1.10%	1.09%	1.05%	1.10%		1.09%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.71%	0.54%	0.56%		0.53%
Portfolio Turnover Rate	18%	25%	18%	25	%(b)	29%

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

70 OAKMARK FUNDS

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$26.34	$30.34	$29.70	$21.63		$18.81
Income From Investment Operations:
Net Investment Income	0.32	0.25 (a)	0.23 (a)	0.21		0.20
Net Gain (Loss) on Investments (both realized and unrealized)	0.48	(2.16)	1.71	8.23		2.62
Total From Investment Operations	0.80	(1.91)	1.94	8.44		2.82
Less Distributions:
From Net Investment Income	(0.31)	(0.35)	(0.75)	(0.37)		0.00
From Capital Gains	(0.47)	(1.74)	(0.55)	0.00		0.00
Total Distributions	(0.78)	(2.09)	(1.30)	(0.37)		0.00
Redemption Fees	0.00	0.00	0.00	0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$26.36	$26.34	$30.34	$29.70		$21.63
Total Return	2.93%	-6.92%	6.70%	39.55%		14.99%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,328.9	$2,950.8	$3,503.8	$2,880.4		$2,062.8
Ratio of Expenses to Average Net Assets	1.17%	1.12%	1.11%	1.13%		1.16%
Ratio of Net Investment Income to Average Net Assets	1.14%	0.86%	0.76%	0.75%		0.91%
Portfolio Turnover Rate	32%	36%	31%	45	%(c)	26%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$25.62	$29.57	$28.98	$21.11		$18.42
Income From Investment Operations:
Net Investment Income	0.21 (a)	0.13 (a)	0.13 (a)	0.03		0.11 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.47	(2.10)	1.67	8.14		2.58
Total From Investment Operations	0.68	(1.97)	1.80	8.17		2.69
Less Distributions:
From Net Investment Income	(0.18)	(0.24)	(0.66)	(0.30)		0.00
From Capital Gains	(0.47)	(1.74)	(0.55)	0.00		0.00
Total Distributions	(0.65)	(1.98)	(1.21)	(0.30)		0.00
Redemption Fees	0.00	0.00	0.00	0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$25.65	$25.62	$29.57	$28.98		$21.11
Total Return	2.60%	-7.33%	6.35%	39.11%		14.60%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$25.6	$32.3	$41.8	$38.9		$33.1
Ratio of Expenses to Average Net Assets	1.50%	1.52%	1.45%	1.48%		1.50%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.46%	0.42%	0.40%		0.55%
Portfolio Turnover Rate	32%	36%	31%	45	%(c)	26%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

Oakmark.com 71

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.19	$16.63	$15.71	$11.65	$9.96
Income From Investment Operations:
Net Investment Income	0.18	0.12	0.12	0.14	0.09
Net Gain (Loss) on Investments (both realized and unrealized)	1.31	(0.65)	1.21	4.18	1.60
Total From Investment Operations	1.49	(0.53)	1.33	4.32	1.69
Less Distributions:
From Net Investment Income	(0.13)	(0.14)	(0.14)	(0.16)	0.00
From Capital Gains	(0.74)	(0.77)	(0.27)	(0.10)	0.00
Total Distributions	(0.87)	(0.91)	(0.41)	(0.26)	0.00
Redemption Fees	0.00	0.00	0.00	0.00	0.00 (a)
Net Asset Value, End of Year	$15.81	$15.19	$16.63	$15.71	$11.65
Total Return	9.92%	-3.44%	8.52%	37.69%	16.97%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,037.1	$2,033.4	$1,937.3	$1,159.8	$555.8
Ratio of Expenses to Average Net Assets	1.15%	1.13%	1.13%	1.15%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.12%	0.70%	0.92%	1.01%	0.72%
Portfolio Turnover Rate	17%	48%	24%	36%	36%

(a)  Amount rounds to less than $0.01 per share.

72 OAKMARK FUNDS

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Year	$21.34	$25.01	$25.89		$18.79		$16.13
Income From Investment Operations:
Net Investment Income	0.36 (a)	0.46	0.46	(a)	0.28		0.34 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.04	(2.55)	(0.61)		7.26		2.45
Total From Investment Operations	1.40	(2.09)	(0.15)		7.54		2.79
Less Distributions:
From Net Investment Income	(0.50)	(0.51)	(0.44)		(0.44)		(0.13)
From Capital Gains	(0.58)	(1.07)	(0.29)		0.00		0.00
Total Distributions	(1.08)	(1.58)	(0.73)		(0.44)		(0.13)
Redemption Fees	0.00	0.00	0.00		0.00		0.00 (b)
Net Asset Value, End of Year	$21.66	$21.34	$25.01		$25.89		$18.79
Total Return	6.66%	-8.98%	-0.64%		40.79%		17.40%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$23,277.7	$25,915.2	$29,759.6		$23,886.0		$8,993.6
Ratio of Expenses to Average Net Assets	1.00%	0.95%	0.95%		0.98%		1.06%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.81%	1.76%		1.58%		1.90%
Portfolio Turnover Rate	44%	48%	39	%(c)	37	%(c)	38%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014		2013		2012
Net Asset Value, Beginning of Year	$21.40	$25.07	$25.98		$18.86		$16.18
Income From Investment Operations:
Net Investment Income	0.29 (a)	0.36 (a)	0.37	(a)	0.27	(a)	0.27
Net Gain (Loss) on Investments (both realized and unrealized)	1.04	(2.55)	(0.63)		7.23		2.47
Total From Investment Operations	1.33	(2.19)	(0.26)		7.50		2.74
Less Distributions:
From Net Investment Income	(0.41)	(0.41)	(0.36)		(0.38)		(0.06)
From Capital Gains	(0.58)	(1.07)	(0.29)		0.00		0.00
Total Distributions	(0.99)	(1.48)	(0.65)		(0.38)		(0.06)
Redemption Fees	0.00	0.00	0.00		0.00		0.00 (b)
Net Asset Value, End of Year	$21.74	$21.40	$25.07		$25.98		$18.86
Total Return	6.32%	-9.31%	-1.04%		40.31%		16.99%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$532.3	$559.1	$538.9		$386.9		$241.4
Ratio of Expenses to Average Net Assets	1.34%	1.33%	1.33%		1.34%		1.39%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.48%	1.40%		1.20%		1.55%
Portfolio Turnover Rate	44%	48%	39	%(c)	37	%(c)	38%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

Oakmark.com 73

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$14.63	$16.38	$17.29	$13.06	$11.56
Income From Investment Operations:
Net Investment Income	0.42 (a)	0.19 (a)	0.17	0.18	0.20
Net Gain (Loss) on Investments (both realized and unrealized)	0.51	(0.78)	(0.53)	4.26	1.32
Total From Investment Operations	0.93	(0.59)	(0.36)	4.44	1.52
Less Distributions:
From Net Investment Income	(0.36)	(0.26)	(0.55)	(0.21)	(0.02)
From Capital Gains	(0.36)	(0.90)	0.00	0.00	0.00 (b)
Total Distributions	(0.72)	(1.16)	(0.55)	(0.21)	(0.02)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$14.84	$14.63	$16.38	$17.29	$13.06
Total Return	6.66%	-3.70%	-2.14%	34.42%	13.15%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,365.1	$2,852.0	$2,910.0	$2,254.1	$1,525.8
Ratio of Expenses to Average Net Assets	1.38%	1.35%	1.31%	1.35%	1.41%
Ratio of Net Investment Income to Average Net Assets	2.97%	1.18%	1.07%	1.23%	1.54%
Portfolio Turnover Rate	38%	46%	38%	50%	33%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$14.53	$16.26	$17.17	$12.98	$11.50
Income From Investment Operations:
Net Investment Income	0.38 (a)	0.13 (a)	0.14	0.13 (a)	0.17	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.51	(0.77)	(0.54)	4.24	1.31
Total From Investment Operations	0.89	(0.64)	(0.40)	4.37	1.48
Less Distributions:
From Net Investment Income	(0.31)	(0.19)	(0.51)	(0.18)	0.00
From Capital Gains	(0.36)	(0.90)	0.00	0.00	0.00	(b)
Total Distributions	(0.67)	(1.09)	(0.51)	(0.18)	0.00	(b)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Net Asset Value, End of Year	$14.75	$14.53	$16.26	$17.17	$12.98
Total Return	6.39%	-4.00%	-2.42%	34.04%	12.90%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1.5	$1.9	$3.3	$3.5	$2.6
Ratio of Expenses to Average Net Assets	1.69%	1.62%	1.62%	1.64%	1.69%
Ratio of Net Investment Income to Average Net Assets	2.69%	0.85%	0.70%	0.90%	1.34%
Portfolio Turnover Rate	38%	46%	38%	50%	33%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

74 OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Harris Associates Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprised of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 15, 2016

Oakmark.com 75

Report of Votes of Shareholders (unaudited)

A special meeting of shareholders of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark International Fund, Oakmark International Small Cap Fund and Oakmark Global Select Fund (each a "Fund" and collectively the "the Funds"), each a series of Harris Associates Investment Trust (the "Trust"), was held on May 20, 2016, adjourned and reconvened with respect to certain proposals on June 17, 2016, and again adjourned with respect to certain proposals to September 1, 2016. A description of the actions taken and a summary of the votes received for each Proposal is included below.

PROPOSAL 1—Shareholders Elected Eight Trustees: Thomas H. Hayden, Christine M. Maki, Laurence C. Morse, Mindy M. Posoff, Allan J. Reich, Steven S. Rogers, Kristi L. Rowsell, Peter S. Voss

Harris Associates Investment Trust	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas H. Hayden	1,826,228,696.492	—	46,241,471.831	—
Christine M. Maki	1,826,574,889.566	—	45,895,278.757	—
Laurence C. Morse	1,826,598,162.283	—	45,872,006.040	—
Mindy M. Posoff	1,825,085,235.383	—	47,384,932.940	—
Allan J. Reich	1,821,220,266.108	—	51,249,902.215	—
Steven S. Rogers	1,827,330,238.828	—	45,139,929.495	—
Kristi L. Rowsell	1,826,792,794.514	—	45,677,373.809	—
Peter S. Voss	1,825,799,052.744	—	46,671,115.579	—

PROPOSAL 2A—Shareholders of Each Fund Amended their Fund's Fundamental Investment Restriction with Respect to Borrowing Money and Issuing Senior Securities

Oakmark Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Oakmark Fund	135,856,344.478	4,813,101.354	3,125,208.263	34,422,170.003
Oakmark Select Fund	71,105,220.444	3,645,143.313	2,379,809.545	24,917,034.100
Oakmark Equity and Income Fund	240,578,522.218	15,964,505.623	10,906,983.805	85,889,546.002
Oakmark Global Fund	57,938,793.066	2,760,012.970	1,587,865.942	18,941,760.000
Oakmark International Fund	675,653,588.857	32,544,226.167	18,611,666.701	194,015,427.000
Oakmark International Small Cap Fund	115,362,555.483	2,088,053.489	1,325,589.608	26,055,411.100
Oakmark Global Select Fund	76,442,493.463	2,329,535.102	1,767,376.258	42,631,150.000

PROPOSAL 2B—Shareholders of Each Fund Amended their Fund's Fundamental Investment Restriction with Respect to Making Loans

Oakmark Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Oakmark Fund	135,624,196.571	5,031,056.865	3,139,398.659	34,422,172.003
Oakmark Select Fund	70,814,138.397	3,821,364.764	2,494,676.141	24,917,028.100
Oakmark Equity and Income Fund	240,261,026.363	16,181,626.709	11,007,359.573	85,889,545.002
Oakmark Global Fund	57,760,298.775	2,879,098.348	1,647,275.855	18,941,759.000
Oakmark International Fund	673,822,620.295	33,836,501.641	19,150,352.791	194,015,434.000
Oakmark International Small Cap Fund	115,243,464.632	2,215,178.822	1,317,560.486	26,055,406.100
Oakmark Global Select Fund	76,327,287.937	2,358,578.693	1,853,541.192	42,631,147.000

PROPOSAL 2C—Shareholders of Each Fund Amended their Fund's Fundamental Investment Restriction with Respect to Investing in Commodities and Commodity Contracts

Oakmark Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Oakmark Fund	135,673,973.853	4,906,055.053	3,214,629.188	34,422,166.003
Oakmark Select Fund	70,694,372.938	3,987,286.217	2,448,518.148	2,448,518.148
Oakmark Equity and Income Fund	240,108,822.020	16,322,172.138	11,019,012.488	85,889,551.002
Oakmark Global Fund	57,655,817.942	2,992,778.261	1,638,074.775	18,941,761.000
Oakmark International Fund	672,795,244.173	34,994,775.293	19,019,461.260	194,015,428.000
Oakmark International Small Cap Fund	113,709,339.533	3,711,379.175	1,355,487.234	26,055,404.100
Oakmark Global Select Fund	76,416,085.597	2,319,369.974	1,803,951.251	42,631,148.000

PROPOSAL 3A—Shareholders Adopted an Amended and Restated Declaration of Trust with respect to Future Amendments

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Trust	1,421,554,407.590	60,446,848.414	48,369,421.647	410,995,838.205

76 OAKMARK FUNDS

Report of Votes of Shareholders (unaudited) (continued)

PROPOSAL 3B—Shareholders Did Not Adopt an Amended and Restated Declaration of Trust with respect to Treatment of Shareholder and Trust Claims

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Trust	828,317,790.867	659,726,249.215	50,065,405.026	408,772,135.212

PROPOSAL 3C—Shareholders Adopted an Amended and Restated Declaration of Trust with respect to Liability of Trustees and Officers

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Trust	1,415,282,419.015	65,676,243.052	49,412,005.584	410,995,848.205

PROPOSAL 3D—Shareholders Did Not Adopt an Amended and Restated Declaration of Trust with respect to Third Party Beneficiary Claims

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Trust	1,230,379,592.645	257,051,285.231	50,684,155.233	408,766,547.212

PROPOSAL 3E—Shareholders Did Not Adopt an Amended and Restated Declaration of Trust with respect to Trustee Powers

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Trust	822,245,981.985	664,902,384.610	50,961,093.514	408,772,120.212

Oakmark.com 77

Federal Tax Information

Disclosures and Endnotes

(Unaudited)

Global, Global Select, International and Int'l Small Cap paid qualifying foreign taxes of $3,338,656, $2,730,371, $62,713,497 and $4,998,450 and earned $50,047,082, $34,253,852, $726,473,774 and $110,315,950 of foreign source income during the year ended September 30, 2016, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, Global Select, International and Int'l Small Cap designated $0.04, $0.02, $0.06 and $0.03 per share as foreign taxes paid and $0.56, $0.27, $0.66 and $0.69 per share as income earned from foreign sources for the year ended September 30, 2016, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2016 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$318,932
Select	73,914
Equity and Income	224,915
Global	65,382
Global Select	49,632
International	717,386
Int'l Small Cap	106,790

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2016 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	98.59%
Global	45.39%
Global Select	50.30%
International	0.00%
Int'l Small Cap	0.00%

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Fund's returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger

78 OAKMARK FUNDS

Disclosures and Endnotes (continued)

companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Endnotes:

1.  Additional details may be found using the following web address: https://www.sec.gov/Archives/edgar/data/872323/000110465916142574/a16-17561_1485apos.htm

2.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

10.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

Oakmark.com 79

Trustees and Officers

Trustees Who Are Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 50*	Trustee and President	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010.	None

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 65	Trustee	1995	Lecturer, Master of Science in Integrated Marketing Communications program, the Medill School, Northwestern University, and Master of Science in Law program, Northwestern University School of Law.	None
Christine M. Maki, 55	Trustee	1995	Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communication services).	None
Laurence C. Morse, Ph.D., 65	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 60	Trustee	2016

Managing Director, Golden Seeds (angel investment group) since 2010; Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions for hedge funds and asset managers) since 2010; Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) since 2011; Trustee of the HighMark Mutual Funds from 2010 to 2014.

				None
Allan J. Reich, 68	Trustee and Chair of the Board	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	None
Steven S. Rogers, 59	Trustee	2006

Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University 1995-2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.

				None
Peter S. Voss, 69	Trustee	1995	Retired, since 2007.	None

80 OAKMARK FUNDS

Trustees and Officers (continued)

Other Officers of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Robert M. Levy, 66‡	Executive Vice President	2003	Director, HAI; Chairman and Chief Investment Officer, U.S. Equity of HAI, HALP and HASLP; Portfolio Manager, HALP
Judson H. Brooks, 45	Vice President	2013	Analyst, HALP
Anthony P. Coniaris, 39	Executive Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Richard J. Gorman, 50	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant, 52	Executive Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Heidi W. Hardin, 49	Vice President, Secretary and Chief Legal Officer	2015

Vice President, General Counsel and Secretary, HAI and HALP; General Counsel, Chief Compliance Officer, Anti-Money Laundering Officer and Secretary, HASLP; Senior Vice President and General Counsel at Janus Capital Management, prior thereto

David G. Herro, 55	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 46	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
John J. Kane, 45	Vice President, Principal Financial Officer and Treasurer	2005	Director, Global Investment Services, HALP
Christopher W. Keller, 50	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Michael L. Manelli, 36	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 63	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Ian J. McPheron, 44	Vice President	2015	Deputy General Counsel, HALP since 2015; Assistant General Counsel, HALP, prior thereto
Thomas W. Murray, 46	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 48	Vice President	2009	Managing Director, Client Portfolio Manager, HALP
William C. Nygren, 58	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich, 45	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Robert A. Taylor^	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Vice President and Director of International Research HAI and HALP; Portfolio Manager and Analyst, HALP

Oakmark.com 81

Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Andrew J. Tedeschi, 50	Vice President and Assistant Treasurer	2008	Controller Fund Administration, HALP
Edward J. Wojciechowski, 43	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP

†  Age for Trustees and Officers is as of September 30, 2016.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

‡  Mr. Levy resigned as officer of the Trust effective June 30, 2016.

^  Mr. Taylor retired effective September 30, 2016.

Unless otherwise noted, the business address of each officer and trustee listed in the tables is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

82 OAKMARK FUNDS

Oakmark Funds

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

Oakmark.com 83

Oakmark.com

Item 2. Code of Ethics.

(a)                                 Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b)                                 No disclosures are required by Item 2(b).

(c)                                  During the period covered by the report, no amendments were made to the provisions of the Code.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)                                  Not applicable.

(f)                                   A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR:  Thomas H. Hayden, Christine M. Maki, Allan J. Reich, and Peter S. Voss.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015
Audit Fees(1)	$243,000	$243,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$34,200	$35,750
All Other Fees(4)	$0	$65,891

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(1)               “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)               “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)               “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

(4)               “All Other Fees” include amounts for products and services provided by the principal accountant.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2016 and September 30, 2015 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $65,891, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a)                                 Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                                 There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015).

(2)                   Certifications of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)                   Not applicable.

(b)                                 Certification of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 21, 2016

By:	/s/ John J. Kane
John J. Kane
Principal Financial Officer

Date:	November 21, 2016